UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-10473
                                                    ___________________

                     Advantage Advisers Multi-Sector Fund I
     ______________________________________________________________________
               (Exact name of registrant as specified in charter)

                          200 Park Avenue, 24th Floor
                               New York, NY 10166
        ________________________________________________________________
              (Address of principal executive offices) (Zip code)

                                Thomas A. DeCapo
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                One Beacon Street
                                Boston, MA 02109
        ________________________________________________________________
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4225
                                                           _____________

                     Date of fiscal year end: September 30
                                             _____________

                  Date of reporting period: September 30, 2007
                                           ___________________


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. [section] 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

November 11, 2007

Dear Fund Shareholder:

Enclosed is our audited financial statements for the fiscal year ended September 30, 2007. As of that date, the Fund had approximately 704 investors and, as reflected in the financials, net assets in excess of $62 million.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

                                   Sincerely,

                                   /S/ BRYAN MCKIGNEY
                                   Bryan McKigney
                                   President

                     Advantage Advisers Multi-Sector Fund I

                              Financial Statements

                                   Year Ended
                               September 30, 2007

                                    Contents

Report of Independent Registered Public Accounting Firm ....................   1
Statement of Assets and Liabilities ........................................   2
Statement of Operations ....................................................   3
Statements of Changes in Net Assets ........................................   4
Notes to Financial Statements ..............................................   5
Schedule of Portfolio Investments ..........................................  17
Schedule of Securities Sold, Not Yet Purchased .............................  34
Schedule of Written Options ................................................  42
Schedule of Swap Contracts .................................................  43
Supplemental Information (Unaudited) .......................................  51

                        Report of Independent Registered

                             Public Accounting Firm

To the Shareholders and Board of Trustees of Advantage Advisers Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the "Fund"), including the schedules of portfolio investments, securities sold, not yet purchased, written options, and swap contracts as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and other brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /S/ ERNST & YOUNG LLP

New York, New York
November 14, 2007

                                               Advantage Advisers Multi-Sector Fund I

                                                 Statement of Assets and Liabilities

                                                                                                                 September 30, 2007
                                                                                                                 ___________________
Assets

Investments in securities, at market value (cost - $58,575,244) ...................................................  $ 63,425,296
Cash and cash equivalents .........................................................................................     6,784,255
Due from broker (including Sweden Krona of $2,622, with a cost of $2,470) .........................................    17,776,205
Receivable for investment securities sold .........................................................................     2,281,200
Interest receivable ...............................................................................................        96,033
Receivable for Fund shares sold. ..................................................................................        75,000
Dividends receivable (net of foreign witholding taxes of $210) ....................................................        49,100
Other assets ......................................................................................................        14,706
                                                                                                                     ____________

          Total assets ............................................................................................    90,501,795
                                                                                                                     ____________

Liabilities

Securities sold, not yet purchased, at market value (proceeds - $19,284,861) ......................................    19,918,520
Due to broker (including Euros of $253,943 with a cost of $245,218, Hong Kong Dollars of
     $85,647 with a cost of $85,425) ..............................................................................       339,772
Options written, at market value (premiums - $34,959) .............................................................        35,130
Net unrealized depreciation on swap contracts .....................................................................        46,563
Payable for investment securities purchased .......................................................................     3,133,766
Accrued incentive fees. ...........................................................................................     3,338,528
Custody fees payable ..............................................................................................       121,419
Advisory fees payable .............................................................................................        88,083
Dividends payable on securities sold, not yet purchased. ..........................................................        34,763
Administration fees payable .......................................................................................        16,306
Accrued expenses ..................................................................................................       713,550
                                                                                                                     ____________

          Total liabilities .......................................................................................    27,786,400
                                                                                                                     ============

               Net Assets .........................................................................................  $ 62,715,395
                                                                                                                     ============
Net assets

Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized; 2,268,000
     shares issued and outstanding ................................................................................  $     2,268
Additional paid-in-capital ........................................................................................    48,116,397
Accumulated net investment loss. ..................................................................................       (12,297)
Accumulated net realized gain from investment transactions. .......................................................    10,448,163
Net unrealized appreciation of investments, foreign currency, and swap transactions. ..............................     4,160,864
                                                                                                                      ___________

               Net Assets .........................................................................................  $ 62,715,395
                                                                                                                     ============

Net asset value per share .........................................................................................  $      27.65
                                                                                                                     ============

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                                       Statement of Operations

                                                                                                                     Year Ended
                                                                                                                 September 30, 2007
Investment income                                                                                                ___________________

     Interest. ....................................................................................................  $  1,055,516
     Dividends (net of foreign withholding tax of $8,992) .........................................................       544,207
                                                                                                                     ____________

          Total investment income .................................................................................     1,599,723
                                                                                                                     ____________

Expenses

     Incentive fees ...............................................................................................     3,457,584
     Advisory fees ................................................................................................       819,686
     Legal fees ...................................................................................................       439,767
     Custody fees .................................................................................................       297,224
     Stock loan interest expense ..................................................................................       236,010
     Dividends on securities sold, not yet purchased ..............................................................       230,779
     Audit and tax fees ...........................................................................................       187,401
     Shareholder servicing fees ...................................................................................       154,016
     Administration fees ..........................................................................................       126,392
     Printing fees ................................................................................................        77,375
     Trustees' fees ...............................................................................................        68,500
     Insurance expense ............................................................................................        49,722
     Transfer agent fees ..........................................................................................        25,474
     Miscellaneous expense ........................................................................................        70,576
                                                                                                                     ____________

               Total expenses .....................................................................................     6,240,506
                                                                                                                     ____________

          Net investment loss. ....................................................................................    (4,640,783)
                                                                                                                     ____________

Realized gain/(loss) and unrealized gain/(loss) from investment activities and foreign currency transactions

     Realized gain/(loss) from investment activities, foreign currency transactions and swap contracts

          Investment securities ...................................................................................    17,806,715
          Purchased options .......................................................................................    (1,118,402)
          Securities sold, not yet purchased ......................................................................      (385,720)
          Written options .........................................................................................       685,372
          Foreign currency transactions ...........................................................................       (59,242)
          Swap contracts. .........................................................................................     2,137,144
                                                                                                                     ____________

               Net realized gain from investment activities, foreign currency transactions
                    and swap contracts ............................................................................    19,065,867

               Net change in unrealized gain from investment activities and foreign currency transactions .........       164,248

               Net change in unrealized loss of swap contracts ....................................................        (4,005)
                                                                                                                     ____________

               Net realized and unrealized gain from investment activities, foreign currency transactions
                    and swap contracts ............................................................................    19,226,110
                                                                                                                     ____________

               Net increase in net assets resulting from operations ...............................................  $ 14,585,327
                                                                                                                     ============

                             The accompanying notes are an integral part of these financial statements.


                                               Advantage Advisers Multi-Sector Fund I

                                                 Statement of Changes in Net Assets

                                                                                          Year Ended                 Year Ended
                                                                                       September 30, 2007        September 30, 2006
                                                                                       __________________        ___________________

From operations:

Net investment loss ................................................................   $    (4,640,783)              $ (1,970,393)
Net realized gain from investment activities,
     foreign currency transactions and swap contracts ..............................        19,065,867                  7,528,799
Net change in unrealized gain (loss) of investment activities,
     foreign currency transactions and swap contracts ..............................           160,243                 (2,072,175)
                                                                                       _______________               ____________

          Net increase in net assets resulting from operations .....................        14,585,327                  3,486,231
                                                                                       _______________               ____________

Distributions to shareholders:

Realized short-term capital gains ($1.209 and $1.8357
     per share, respectively) ......................................................        (2,880,071)                (5,461,907)
Realized long-term capital gains ($1.999 and $0.3519
     per share, respectively) ......................................................        (4,762,003)                (1,047,036)
                                                                                       _______________               ____________

          Net decrease in net assets resulting
               from distributions to shareholders ..................................        (7,642,074)                (6,508,943)
                                                                                       _______________               ____________

From beneficial interest transactions:

Net proceeds from sale of shares. ..................................................         1,162,256                  4,327,304
Reinvestment of distributions ......................................................         7,313,578                  6,133,865
Cost of shares repurchased .........................................................       (23,423,090)               (21,225,723)
                                                                                       _______________               ____________

          Net decrease in net assets from beneficial
               interest transactions ...............................................       (14,947,256)               (10,764,554)
                                                                                       _______________               ____________

          Net decrease in net assets ...............................................        (8,004,003)               (13,787,266)
                                                                                       _______________               ____________

          Net assets at beginning of period ........................................        70,719,398                 84,506,664
                                                                                       _______________               ____________

          Net assets at end of period. .............................................   $    62,715,395               $ 70,719,398
                                                                                       ===============               ============

          Undistributed Investment Income (Loss) ...................................           (12,297)                    30,719

                             The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

               Notes to Financial Statements - September 30, 2007

1.   Organization

     Advantage Advisers Multi-Sector Fund I (the "Fund") was organized in the State of Delaware on August 14, 2001 and is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the "Investment Adviser"), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. ("OAM"), is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund (collectively the "Board" and each member a "Trustee").

     The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by the Sub-Investment Advisers (as defined below) of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund pursues this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board, the Fund pursues its investment program by allocating its net assets among three separate investment accounts (each, a "Separate Investment Account"). Each Separate Investment Account is managed by one or more investment professionals associated with various investment management firms (each, a "Sub-Investment Adviser"). At September 30, 2007, the Separate Investment Accounts are managed by KBW Asset Management, Inc., Kilkenny Capital Management, LLC and Alkeon Capital Management, LLC.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest ("the shares") at $0.001 par value. Shares are made available through Oppenheimer & Co. Inc. ("Oppenheimer") as principal distributor, on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Investors will be subject to a sales charge of up to 5.00% of the offering price, subject to volume discounts. For the year ended September 30, 2007, Oppenheimer received $4,636 from sales charges. Sales charges may be waived for fee based accounts. On a daily basis, the Fund makes additional sales of its shares at their net asset value plus applicable sales charges, to investors who are qualified to invest in the Fund (i.e., "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940). The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% to 25% of the Fund's outstanding shares at the Board's discretion.

     The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, other than the Fund's fundamental investment policies, which can only be changed by a vote of the shareholders. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

                     Advantage Advisers Multi-Sector Fund I

2.   Significant Accounting Policies

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     a. Portfolio Valuation

     Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

     The Fund amortizes premium and accretes discount on bonds using the effective yield method.

     The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures summarized below under the supervision of the Board.

     Domestic exchange traded securities (other than options and those securities traded on NASDAQ) are valued at their last sale prices as reported on the exchanges where those securities are traded. NASDAQ listed securities are valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices for securities held long or ask prices for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser monitors the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost which approximates fair value.

     If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the market value of the security, the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading

                     Advantage Advisers Multi-Sector Fund I

2.   Significant Accounting Policies (continued)

     a. Portfolio Valuation (continued)

     in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser or under the supervision of the Board.

     Fair value takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Investment Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Investment Adviser and the valuation method used by the Investment Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Investment Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

     b. Cash & Cash Equivalents

     The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2007, $6,784,255 in cash equivalents were held at PNC Bank in an interest bearing money market deposit account.

     c. Dividends and Distributions

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     d. Income Taxes

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

                     Advantage Advisers Multi-Sector Fund I

3.   Advisory Fees

     The Fund's Investment Advisory Agreement provides that in consideration for the Investment Adviser providing certain management services and for certain administrative services, the Fund pays an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund's net assets and has the effect of reducing the net asset value of the Fund. The Investment Adviser pays a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, is entitled to share in the Investment Adviser's profits, including advisory fees paid to the Investment Adviser.

4.   Incentive Fees

     The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees are payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fiscal period. The Investment Adviser may be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses and net investment loss of the Separate Investment Account that have not previously been offset against its profits. For the year ended September 30, 2007, the Investment Adviser was entitled to an incentive fee of $3,457,584, of which $3,338,528 was payable at September 30, 2007. The Investment Adviser is under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund calculates and accrues Incentive Fees daily based on each Separate Investment Account's investment performance. The Fund's net asset value is reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account are allocated one third to each Separate Investment Account when incurred. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, may be entitled to share in the Investment Adviser's profits, including Incentive Fees of the Investment Adviser.

5.   Shareholder Servicing Fee

     The Fund pays compensation ("Shareholder Servicing Fees") to selected brokers and dealers, including Oppenheimer, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. Shareholder Servicing Fees are payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

                     Advantage Advisers Multi-Sector Fund I

5.   Shareholder Servicing Fee (continued)

     Shareholder Servicing Fees during the year ended September 30, 2007 amounted to $ 154,016, of which $55,949 was earned by Oppenheimer. At September 30, 2007, $41,095 remains payable and is included in accrued expenses in the accompanying statement of assets and liabilities.

6.   Administration Fee

     PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC an administration fee of 0.10% of the Fund's first $200 million of average daily net assets, subject to an annual minimum fee of $100,000.

7.   Indemnifications and Financial Guarantees

     In the normal course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitutes guarantees under FASB Interpretation 45, "Guarantors'Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At September 30, 2007 the Fund had maximum payout amounts of approximately $662,000 relating to written put option contracts, which expire between 1 and 3 months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

     The fair value of written put option contracts as of September 30, 2007 is $(24,710) and is included as a liability in written options, at market value on the statement of assets and liabilities.

     The Fund has entered into several contracts that contain routine indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8.   New Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV

                     Advantage Advisers Multi-Sector Fund I

8.   New Accounting Pronouncements (continued)

     calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report for March 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As a result, the Fund will incorporate FAS 157 for the fiscal year beginning October 1, 2008. As of September 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal year.

9.   Securities Transactions

     Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2007, amounted to $250,212,765 and $269,663,976 respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended September 30, 2007 amounted to $124,914,652 and $126,471,154 respectively.

     For the year ended September 30, 2007, Oppenheimer earned $20,214 in brokerage commissions from portfolio transactions executed on behalf of the Fund. In addition, for the year ended September 30, 2007, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Sub-Investment Advisers to the Fund, earned $91,318 and $10,664, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

10.  Beneficial Interest

     Transactions in shares of beneficial interest were as follows:

                                      For the Year Ended      For the Year Ended
                                      September 30, 2007      September 30, 2006
                                            Shares                  Shares
                                      __________________      __________________

Shares at beginning of year ......        2,808,137               3,224,185
Shares sold ......................           44,706                 170,617
Shares reinvested ................          309,242                 249,142
Shares repurchased ...............         (894,085)               (835,807)
                                          _________               _________

Net increase (decrease)                    (540,137)               (416,048)
                                          _________               _________

Shares at end of year                     2,268,000               2,808,137
                                          =========               =========

     As of September 30, 2007, the Investment Adviser owned 5,937 shares of the Fund.

                     Advantage Advisers Multi-Sector Fund I

11.  Leverage; Borrowing

     The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make investments.

     The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund's borrowing arrangements. For the year ended September 30, 2007, the average daily amount of such borrowings was $1,084,705, and the daily weighted average annualized interest rate was 5.79%.

12. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

     In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments may include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

     The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

     Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Morgan Stanley. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust Company, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

     A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps which can also include contracts for difference, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency, commodity or equity involved. Securities associated with swaps are marked

                     Advantage Advisers Multi-Sector Fund I

12. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

     to market based on the Fund's valuation procedures that are outlined in
     Section 2a of these notes. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

     The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option. The exercising of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

                     Advantage Advisers Multi-Sector Fund I

12. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

     For the year ended September 30, 2007, transactions in written options were as follows:

                                        Call Options                    Put Options
                                __________________________      ___________________________

                                   Number                          Number
                                of Contracts      Premium       of Contracts      Premium
                                ____________     __________     ____________     __________

Beginning balance .........           281        $  57,808            625        $ 101,287
Options written ...........         2,868          606,019          4,612          723,000
Options expired ...........          (220)         (35,067)          (999)        (135,373)
Options exercised .........          (774)        (133,407)          (817)        (130,893)
Options closed ............        (2,069)        (485,215)        (3,286)        (533,200)
                                   ______        _________         ______        _________
Options outstanding at
     September 30, 2007 ...            86        $  10,138            135        $  24,821
                                   ======        =========         ======        =========

                     Advantage Advisers Multi-Sector Fund I

13.  Federal Income Tax Information

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

     During the fiscal year ended September 30, 2007, the Fund reduced accumulated net investment loss by $4,597,767 and accumulated net realized gain by $4,597,767. These reclassifications were a result of permanent tax differences relating to the net operating loss, foreign currency and swap losses. Net assets were not affected by these reclassifications.

     At September 30, 2007, the components of distributable earnings on a tax basis were $8,173,905 of ordinary income and $3,606,622 of long term capital gains.

     During the fiscal year ended September 30, 2007, the tax character of dividends paid by the Fund was $2,880,071 ordinary income and $4,762,003 long term capital gains. During the fiscal year ended September 30, 2006, the tax character of dividends paid by the Fund was $5,461,907 ordinary income and $1,047,036 long term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

     In addition, under the provisions of the Internal Revenue Code, the Fund elected to treat $58,860 of foreign currency losses incurred during the period October 1, 2006 to September 30, 2007 as having been incurred in the following fiscal year.


                                               Advantage Advisers Multi-Sector Fund I

                                   Notes to Financial Statements - September 30, 2007 (continued)

14. Financial Highlights

                                                         For the        For the         For the         For the         For the
                                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      September 30,   September 30,   September 30,   September 30,   September 30,
                                                          2007            2006            2005            2004            2003
                                                      _____________   _____________   _____________   _____________   _____________

Net asset value per share, beginning of period ....     $  25.18       $  26.21         $  24.43       $   25.92        $  21.99
                                                      __________      _________       __________      __________      __________

Income from investment operations (a):
     Net investment loss ..........................        (1.80)         (0.62)           (0.81)          (0.72)          (1.17)
     Net realized and change in unrealized gain
          (loss) from investment activities and
          foreign currency transactions ...........         7.48           1.78             3.75            0.40            5.10
                                                      __________      _________       __________      __________      __________

          Total income (loss) from
               investment operations ..............         5.68           1.16             2.94           (0.32)           3.93
                                                      __________      _________       __________      __________      __________

Distributions to shareholders:
     Realized capital gains .......................        (3.21)         (2.19)           (1.16)          (1.17)              -
                                                      __________      _________       __________      __________      __________

          Total distributions to shareholders .....        (3.21)         (2.19)           (1.16)          (1.17)              -
                                                      __________      _________       __________      __________      __________

Net asset value per share, end of period ..........     $  27.65       $  25.18         $  26.21       $   24.43        $  25.92
                                                      __________      _________       __________      __________      __________

Total return - gross (b) ..........................       31.45%          6.21%           14.47%          (0.91%)         20.54%
Total return - net (b) ............................       24.83%          4.61%           12.25%          (1.51%)         17.87%
Ratios/supplemental data:
     Net assets (dollars in thousands),
          end of period ...........................     $ 62,715       $ 70,719         $ 84,507       $ 115,856        $122,749
     Ratio of expenses to average net assets (c) ..        9.50%          5.09%            4.96%           3.68%           5.99%
     Ratio of expenses without incentive fee
          to average net assets (c) ...............        4.24%          3.69%            3.30%           3.11%           3.35%
     Ratio of incentive fee to average
          net assets (c) ..........................        5.27%          1.40%            1.66%           0.57%           2.64%
     Ratio of net investment loss to average
          net assets (c) ..........................       (7.07%)        (2.46%)          (3.26%)         (2.80%)         (4.95%)
     Portfolio turnover ...........................         390%           276%             212%            193%            258%
Average debt ratio ................................        1.65%          0.36%            0.09%           0.32%           0.22%
____________________

(a)  Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(b)  Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The computation of such ratios for an individual shareholder may vary from these ratios due to the timing of capital transactions.

                     Advantage Advisers Multi-Sector Fund I

         Notes to Financial Statements - September 30, 2007 (concluded)

15.  Subsequent Events

     Subsequent to September 30, 2007 and through November 14, 2007, there were additional subscriptions of $430,992.

                                    Advantage Advisers Multi-Sector Fund I

                                       Schedule of Portfolio Investments

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

          Investments in Securities - 101.13%

          U.S. Common Stock - 69.16%

              Building - Residential / Commercial - 0.00%
    200          Levitt Corp., Class A                                                      $           402
                                                                                            _______________
              Commercial Banks - Eastern U.S. - 0.76%
 10,000          Commerce Bancorp, Inc.                                         (a)                 387,800
  5,000          People's United Financial, Inc.                                                     86,400
                                                                                            _______________

                                                                                                    474,200
                                                                                            _______________
              Commercial Banks - Western U.S. - 0.27%
  6,800          Community Bancorp, Inc.                                                            170,952
                                                                                            _______________
              Computer Services - 1.21%
 14,540          Manhattan Associates, Inc.*                                    (a)                 398,542
  8,680          Syntel, Inc.                                                   (a)                 360,914
                                                                                            _______________

                                                                                                    759,456
                                                                                            _______________
              Computers - 2.06%
  6,000          Apple, Inc.*                                                   (a)                 921,240
  7,428          Hewlett-Packard Co.                                            (a)                 369,840
                                                                                            _______________

                                                                                                  1,291,080
                                                                                            _______________
              Computers - Peripheral Equipment - 1.40%
 18,320          Synaptics, Inc.*                                               (a)                 874,963
                                                                                            _______________
              Decision Support Software - 0.26%
 14,010          Wind River Systems, Inc.*                                      (a)                 164,898
                                                                                            _______________
              Diagnostic Equipment - 0.84%
 60,681          Neurometrix, Inc.*                                                                 529,745
                                                                                            _______________
              Drug Delivery Systems - 1.16%
 66,052          Penwest Pharmaceuticals Co.*                                                       727,233
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           U.S. Common Stock - (continued)

              Electronic Components - Miscellaneous - 0.30%
 14,580          Vishay Intertechnology, Inc.*                                              $       189,977
                                                                                            _______________
              Electronic Components - Semiconductors - 4.19%
 25,160          Altera Corp.                                                   (a)                 605,853
 27,020          MIPS Technologies, Inc.*                                       (a)                 213,458
  6,850          Netlogic Microsystems, Inc.*                                   (a)                 247,354
  7,235          NVIDIA Corp.*                                                  (a)                 262,196
103,580          ON Semiconductor Corp.*                                        (a)               1,300,965
                                                                                            _______________

                                                                                                  2,629,826
                                                                                            _______________
              Enterprise Software / Services - 3.57%
 20,850          BEA Systems, Inc.*                                             (a)                 289,189
  6,420          BMC Software, Inc.*                                                                200,497
 32,230          Informatica Corp.*                                             (a)                 506,011
 64,230          Lawson Software, Inc.*                                         (a)                 642,942
 23,680          Taleo Corp., Class A*                                          (a)                 601,709
                                                                                            _______________

                                                                                                  2,240,348
                                                                                            _______________
              Entertainment Software - 0.19%
  4,877          THQ, Inc.*                                                     (a)                 121,827
                                                                                            _______________
              Fiduciary Banks - 2.05%
 14,667          Bank Of New York Mellon Corp.                                  (a) (b)             647,401
  9,400          State Street Corp.                                             (a) (b)             640,704
                                                                                            _______________

                                                                                                  1,288,105
                                                                                            _______________
              Finance - Auto Loans - 0.35%
 12,600          AmeriCredit Corp.                                              (b)                 221,508
                                                                                            _______________
              Finance - Commercial - 1.11%
 62,100          Newstar Financial, Inc.                                                            698,004
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           U.S. Common Stock - (continued)

              Finance - Credit Card - 0.58%
  6,100          American Express Co.                                           (a) (b)      $       362,157
                                                                                            _______________

              Finance - Investment Banker / Broker - 1.90%
  6,100          Citigroup, Inc.                                                                    284,687
 30,600          E*Trade Financial Corp.*                                                           399,636
 29,900          FBR Capital Markets Corp.                                                          385,112
 26,300          Friedman, Billings, Ramsey Group, Inc., Class A                                    121,243
                                                                                            _______________

                                                                                                  1,190,678
                                                                                            _______________

              Finance - Mortgage Loan / Banker - 1.41%
 14,500          Fannie Mae                                                     (a)                 881,745
                                                                                            _______________

              Financial Guarantee Insurance - 0.40%
  4,100          MBIA, Inc.                                                                         250,305
                                                                                            _______________

              Industrial Audio & Video Production - 0.46%
  8,260          Dolby Laboratories, Inc., Class A*                             (a)                 287,613
                                                                                            _______________

              Internet Application Software - 0.49%
 21,810          Interwoven, Inc.*                                              (a)                 310,356
                                                                                            _______________

              Internet Incubators - 0.14%
 39,690          Safeguard Scientifics, Inc.*                                   (a)                  90,890
                                                                                            _______________

              Internet Infrastructure Software - 0.02%
  1,690          SupportSoft, Inc.*                                             (a)                   9,870
                                                                                            _______________

              Investment Companies - 1.95%
 42,935          KKR Financial Holdings, LLC                                                        723,455
 37,500          Pennantpark Investment Corp.                                                       502,500
                                                                                            _______________

                                                                                                  1,225,955
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           U.S. Common Stock - (continued)

              Investment Management / Advisory Services - 0.83%
  3,900          AllianceBernstein Holding L.P.                                 (a)         $       343,473
  2,100          Legg Mason, Inc.                                                                   177,009
                                                                                            _______________

                                                                                                    520,482
                                                                                            _______________

              Life / Health Insurance - 0.97%
  9,600          Principal Financial Group, Inc.                                (a)                 605,664
                                                                                            _______________

              Medical - Biomedical / Genetics - 5.59%
 11,085          Alexion Pharmaceuticals, Inc.*                                 (a)                 722,188
 34,166          Gene Logic, Inc.*                                                                   40,657
  7,118          Genentech, Inc.*                                               (a)                 555,346
 15,953          Genzyme Corp.*                                                                     988,448
 28,708          Lifecell Corp.*                                                                  1,078,560
    686          Neurobiological Technologies, Inc.*                                                  2,373
 90,118          Sonus Pharmaceuticals, Inc.*                                                        55,873
  9,857          TorreyPines Therapeutics, Inc.*                                                     59,536
                                                                                            _______________

                                                                                                  3,502,981
                                                                                            _______________

              Medical - Drugs - 9.47%
 15,089          Cephalon, Inc.*                                                (a)               1,102,402
 39,376          Cubist Pharmaceuticals, Inc.*                                  (a)                 832,015
 13,170          OSI Pharmaceuticals, Inc.*                                     (a)                 447,648
 43,543          Pharmion Corp.*                                                                  2,009,074
 32,670          Valeant Pharmaceuticals International*                                             505,732
 25,874          Viropharma, Inc.*                                                                  230,279
 62,026          Zymogenetics, Inc.*                                                                809,439
                                                                                            _______________

                                                                                                  5,936,589
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

              U.S. Common Stock - (continued)

                 Medical Instruments - 0.16%
 11,154             Bruker BioSciences Corp.*                                               $        98,155
                                                                                            _______________

                 Medical Laser Systems - 1.32%
 31,519             Cutera, Inc.*                                               (a) (b)             826,113
                                                                                            _______________

                 Multi-Line Insurance - 0.85%
  7,900             American International Group, Inc.                          (a)                 534,435
                                                                                            _______________

                 Property / Casualty Insurance - 0.89%
 27,100             Employers Holdings, Inc.                                    (a)                 558,531
                                                                                            _______________

                 REITS - Mortgage - 1.78%
 40,200             Annaly Capital Management, Inc.                                                 640,386
 46,200             Capstead Mortgage Corp.                                                         474,936
                                                                                            _______________

                                                                                                  1,115,322
                                                                                            _______________

                 Retail - Pawn Shops - 0.44%
 20,700             Ezcorp, Inc., Class A                                                           278,415
                                                                                            _______________

                 S & L / Thrifts - Southern U.S. - 0.61%
 24,500             BankUnited Financial Corp., Class A                                             380,730
                                                                                            _______________

                 Semiconductor Components - Integrated Circuits - 1.19%
 27,090             Cirrus Logic, Inc.*                                         (a)                 173,376
 19,470             Maxim Integrated Products, Inc.                             (a)                 571,445
                                                                                            _______________

                                                                                                    744,821
                                                                                            _______________

                 Semiconductor Equipment - 0.63%
 10,569             Tessera Technologies, Inc.*                                 (a)                 396,338
                                                                                            _______________

                 Super-Regional Banks - U.S. - 2.36%
  5,600             PNC Financial Services Group, Inc.                          (a)                 381,360
 33,700             U.S. Bancorp                                                                  1,096,261
                                                                                            _______________

                                                                                                  1,477,621
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

              U.S. Common Stock - (continued)

                 Telecommunication Equipment Fiber Optics - 0.11%
  5,240             Oplink Communications, Inc.*                                (a)         $        71,578
                                                                                            _______________

                 Theaters - 1.01%
 28,410             National CineMedia, Inc.                                    (a)                 636,384
                                                                                            _______________

                 Therapeutics - 12.44%
 62,546             Altus Pharmaceuticals, Inc.*                                (a)                 656,108
 25,288             BioMarin Pharmaceutical, Inc.*                                                  629,671
106,423             Critical Therapeutics, Inc.*                                                    191,561
 41,717             Cypress Bioscience, Inc.*                                                       571,106
151,901             Dyax Corp.*                                                                     546,844
 36,889             Gilead Sciences, Inc.*                                      (a)               1,507,653
 82,580             Inspire Pharmaceuticals, Inc.*                              (a)                 443,455
 56,619             ISTA Pharmaceuticals, Inc.*                                                     390,671
 17,420             Onyx Pharmaceuticals, Inc.*                                                     758,118
 56,665             Pharmacopeia, Inc.*                                                             324,124
 35,195             Progenics Pharmaceuticals, Inc.*                                                778,161
 13,631             United Therapeutics Corp.*                                                      907,007
125,121             Vion Pharmaceuticals, Inc.*                                                      96,343
                                                                                            _______________

                                                                                                  7,800,822
                                                                                            _______________

                 Web Portals / ISP - 0.53%
 12,420             Yahoo!, Inc.*                                               (a)                 333,353
                                                                                            _______________

                 Wireless Equipment - 0.91%
 16,110             SBA Communications Corp., Class A*                          (a)                 568,361
                                                                                            _______________

                       Total U.S. Common Stock (Cost $41,651,020)                           $    43,378,788
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

              Bermuda Common Stock - 0.77%

                 Consulting Services - 0.77%
 28,416             Genpact, Ltd.                                               (a)         $       481,651
                                                                                            _______________

                       Total Bermuda Common Stock (Cost $428,067)                           $       481,651
                                                                                            _______________

              Brazil Common Stock - 0.32%

                 Cellular Telecommunications - 0.32%
 40,740             Vivo Participacoes S.A. - Sponsored ADR                                         202,070
                                                                                            _______________

                       Total Brazil Common Stock (Cost $196,774)                            $       202,070
                                                                                            _______________

              Canada Common Stock - 1.04%

                 Advanced Materials / Products - 0.89%
103,622             Neo Material Technologies, Inc.*                                                557,892
                                                                                            _______________

                 Medical - Drugs - 0.15%
 10,061             Cardiome Pharma Corp.*                                                           94,976
                                                                                            _______________

                       Total Canada Common Stock (Cost $462,110)                            $       652,868
                                                                                            _______________

              China Common Stock - 10.09%

                 Advertising Sales - 3.62%
 39,100             Focus Media Holding, Ltd. - Sponsored ADR*                  (a)               2,268,582
                                                                                            _______________

                 Building and Construction Products - Miscellaneous - 0.33%
 63,204             China National Building Material Co., Ltd.                                      208,276
                                                                                            _______________

                 Diversified Minerals - 0.35%
705,868             China Rare Earth Holdings, Ltd.                                                 218,067
                                                                                            _______________

                 Energy - Alternate Sources - 0.77%
 18,510             Yingli Green Energy Holding Co., Ltd. - Sponsored ADR*                          482,556
                                                                                            _______________

                 Internet Content - Entertainment - 1.62%
  7,320             Perfect World Co., Ltd. - Sponsored ADR*                    (a)                 199,909
 21,960             Shanda Interactive - Sponsored ADR*                         (a)                 817,132
                                                                                            _______________

                                                                                                  1,017,041
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           China Common Stock - (continued)

              Machinery - Farm - 0.17%
183,531          First Tractor Co. Ltd.*                                                    $       106,547
                                                                                            _______________

              Machinery - General Industry - 0.20%
191,519          Haitian International Holdings, Ltd.                                               125,729
                                                                                            _______________

              Medical Instruments - 0.05%
 68,106          Golden Meditech Co., Ltd.                                                           31,210
                                                                                            _______________

              Multi-Media - 0.54%
 43,950          Xinhua Finance Media, Ltd. - Sponsored ADR*                    (a)                 336,657
                                                                                            _______________

              Power Conversion / Supply Equipment - 0.32%
110,193          China High Speed Transmission Equipment Group Co, Ltd.*                            199,431
                                                                                            _______________

              Public Thoroughfares - 0.09%
 55,205          Shenzhen Expressway Co., Ltd.                                                       57,346
                                                                                            _______________

              Web Portals / ISP - 2.03%
 25,140          Sina Corp.*                                                    (a)               1,202,949
  1,910          Sohu.com, Inc.*                                                                     72,026
                                                                                            _______________

                                                                                                  1,274,975
                                                                                            _______________

                    Total China Common Stock (Cost $4,947,970)                              $     6,326,417
                                                                                            _______________

           Finland Common Stock - 0.67%

              Wireless Equipment - 0.67%
 11,110          Nokia Corp. - Sponsored ADR                                    (a)                 421,402
                                                                                            _______________

                    Total Finland Common Stock (Cost $374,824)                              $       421,402
                                                                                            _______________

           France Common Stock - 2.39%

              Enterprise Software / Services - 0.81%
 11,310          Business Objects S.A. - Sponsored ADR*                         (a)                 507,480
                                                                                            _______________

              Entertainment Software - 1.58%
 14,512          UBISOFT Entertainment*                                                             988,573
                                                                                            _______________

                    Total France Common Stock (Cost $992,158)                               $     1,496,053
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
   Shares                                                                                      Market Value
   ______                                                                                   __________________

              Germany Common Stock - 0.07%

                 Medical - Biomedical / Genetics - 0.07%
    3,378           GPC Biotech AG*                                                         $        41,123
                                                                                            _______________

                       Total Germany Common Stock (Cost $73,880)                            $        41,123
                                                                                            _______________

              Hong Kong Common Stock - 4.84%

                 Agricultural Chemicals - 0.28%
  337,915           Century Sunshine Ecological Technology Holdings, Ltd.                            38,712
  177,514           Sinofert Holdings, Ltd.                                                         139,614
                                                                                            _______________

                                                                                                    178,326
                                                                                            _______________

                 Agricultural Operations - 0.30%
  176,192           China Green Holdings, Ltd.                                                      190,738
                                                                                            _______________

                 Automobile / Truck Parts & Equipment - Original - 0.09%
   35,360           Minth Group, Ltd.                                                                53,982
                                                                                            _______________

                 Automobile / Truck Parts & Equipment - Replacement - 0.57%
  271,456           Xinyi Glass Holding Co., Ltd.                                                   356,414
                                                                                            _______________

                 Building - Heavy Construction - 0.13%
    7,582           Cheung Kong Infrastructure Holdings                                              28,498
  124,656           PYI Corp., Ltd.                                                                  50,545
                                                                                            _______________

                                                                                                     79,043
                                                                                            _______________

                 Building and Construction Products - Miscellaneous - 0.63%
5,342,385           CATIC International Holdings, Ltd.*                                             391,981
                                                                                            _______________

                 Commercial Services - 0.84%
3,524,713           Shenzen International Holdings                                                  526,303
                                                                                            _______________

                 Distribution / Wholesale - 0.05%
  109,534           Pacific Andes International Holdings, Ltd.                                       32,852
                                                                                            _______________

                 Diversified Financial Services - 0.40%
   70,336           China Everbright, Ltd.                                                          250,791
                                                                                            _______________

                 Diversified Operations - 1.01%
  108,008           Guangdong Investment, Ltd.                                                       74,103

                  The accompanying notes are an integral part of these financial statements.

                                                      25

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           Hong Kong Common Stock - (continued)

              Diversified Operations - (continued)
146,872          Noble Group, Ltd.                                                          $       214,701
    239          NWS Holdings, Ltd.                                                                     562
243,138          Tianjin Development Holdings, Ltd.                                                 346,775
                                                                                            _______________

                                                                                                    636,141
                                                                                            _______________

              Machinery Construction & Mining - 0.07%
 20,262          China Infrastructure Machinery Holdings, Ltd.                                       46,947
                                                                                            _______________

              Medical - Biomedical / Genetics - 0.11%
422,016          Mingyuan Medicare Development Co., Ltd.                                             71,706
                                                                                            _______________

              Real Estate Operations / Development - 0.32%
496,227          China Everbright International, Ltd.                                               198,653
                                                                                            _______________

              Retail - Drug Stores - 0.04%
277,433          China WindPower Group, Ltd.*                                                        24,284
                                                                                            _______________

                    Total Hong Kong Common Stock (Cost $2,711,032)                          $     3,038,161
                                                                                            _______________

           India Common Stock - 0.76%

              Applications Software - 0.76%
 18,510          Satyam Computer Services, Ltd. - Sponsored ADR                 (a)                 479,224
                                                                                            _______________

                    Total India Common Stock (Cost $461,214)                                $       479,224
                                                                                            _______________

           Singapore Common Stock - 0.79%

              Finance - Other Services - 0.79%
 57,399          Singapore Exchange, Ltd.                                                           498,802
                                                                                            _______________

                    Total Singapore Common Stock (Cost $254,679)                            $       498,802
                                                                                            _______________

           Spain Common Stock - 4.49%

              Building - Heavy Construction - 1.00%
 11,339          ACS Actividades de Construccion y Servicios, S.A.                                  624,067
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           Spain Common Stock - (continued)

              Finance - Investment Banker / Broker - 2.20%
 22,268          Bolsas y Mercados Espanoles                                                $     1,378,845
                                                                                            _______________

              Power Conversion / Supply Equipment - 1.29%
 19,922          Gamesa Corporacion Tecnologica, S.A.                                               811,715
                                                                                            _______________

                    Total Spain Common Stock (Cost $2,498,217)                              $     2,814,627
                                                                                            _______________

           Switzerland Common Stock - 0.73%

              Engineering / R&D Services - 0.73%
 17,350          ABB, Ltd. - Sponsored ADR                                      (a)                 455,091
                                                                                            _______________

                    Total Switzerland Common Stock (Cost $304,448)                          $       455,091
                                                                                            _______________

           United Kingdom Common Stock - 1.58%

              Electronic Components - Semiconductors - 1.58%
105,210          ARM Holdings PLC - Sponsored ADR                               (a)                 990,026
                                                                                            _______________

                    Total United Kingdom Common Stock (Cost $855,475)                       $       990,026
                                                                                            _______________

           Preferred Stock - 0.70%

              Finance - Mortgage Loan/Banker - 0.70%
 15,800          Thornburg Mortgage, Inc., Preferred 10.00% Series F                                440,820
                                                                                            _______________

                    Total Preferred Stock (Cost $395,000)                                   $       440,820
                                                                                            _______________

           Warrants - 0.01%

              Therapeutics. - 0.01%
  8,000          Pharmacopeia, Inc.*                                                                  4,640
                                                                                            _______________

                    Total Warrants (Cost $1,000)                                            $         4,640
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

              Purchased Options - 2.72%

                 Call Options - 2.06%

                 United States - 2.00%

                 Commercial Banks - Eastern U.S. - 0.01%
       58           Commerce Bancorp, Inc., 10/20/07, $40.00                                $         5,220
       87           Commerce Bancorp, Inc., 10/20/07, $42.50                                          2,175
                                                                                            _______________

                                                                                                      7,395
                                                                                            _______________

                 Drug Delivery Systems - 0.09%
      117           Penwest Pharmaceuticals Co., 10/20/07, $10.00                                    16,380
      179           Penwest Pharmaceuticals Co., 10/20/07, $12.50                                     6,265
       33           Penwest Pharmaceuticals Co., 11/17/07, $10.00                                     5,610
      292           Penwest Pharmaceuticals Co., 12/22/07, $12.50                                    27,740
       37           Penwest Pharmaceuticals Co., 12/22/07, $15.00                                     1,295
                                                                                            _______________

                                                                                                     57,290
                                                                                            _______________

                 Electronic Components - Semiconductors - 0.07%
      615           Micron Technology, Inc., 11/17/07 $11.00                                         46,125
                                                                                            _______________

                 Finance - Investment Banker / Broker - 0.12%
       61           Citigroup, Inc., 01/19/08, $35.00                                                72,590
                                                                                            _______________

                 Finance - Mortgage Loan / Banker - 0.00%
       39           Countrywide Financial Corp., 01/19/08, $55.00                                       195
                                                                                            _______________

                 Medical - Biomedical / Genetics - 0.16%
      193           Genentech, Inc., 10/20/07, $80.00                                                16,405
       11           Genentech, Inc., 11/17/07, $85.00                                                   660
       67           Genzyme Corp., 10/20/07, $62.50                                                   8,040
      233           Genzyme Corp., 10/20/07, $65.00                                                  10,485
      155           Genzyme Corp., 10/20/07, $67.50                                                   2,325
       37           Genzyme Corp., 11/17/07, $65.00                                                   5,180

                  The accompanying notes are an integral part of these financial statements.


                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

              Purchased Options - (continued)

                 Call Options - (continued)

                 United States - (continued)

                 Medical - Biomedical / Genetics - (continued)
       75           Lifecell Corp., 10/20/07, $35.00                                        $        21,375
      165           Lifecell Corp., 10/20/07, $37.50                                                 20,625
      283           Lifecell Corp., 10/20/07, $40.00                                                 14,150
        4           Lifecell Corp., 11/17/07, $40.00                                                    520
       52           Lifecell Corp., 11/17/07, $42.50                                                  3,380
                                                                                            _______________

                                                                                                    103,145
                                                                                            _______________

                 Medical - Drugs - 0.26%
      102           Cephalon, Inc., 10/20/07, $75.00                                                 14,280
      119           Cephalon, Inc., 10/20/07, $80.00                                                  3,570
      138           Cephalon, Inc., 11/17/07, $80.00                                                 21,390
       89           Cephalon, Inc., 11/17/07, $85.00                                                  7,120
      149           Cubist Pharmaceuticals, Inc., 10/20/07, $22.50                                    8,940
       42           Cubist Pharmaceuticals, Inc., 10/20/07, $25.00                                      630
      149           Cubist Pharmaceuticals, Inc., 11/17/07, $22.50                                   15,645
       74           Forest Laboratories, Inc., 10/20/07, $40.00                                       3,330
      193           Forest Laboratories, Inc., 10/20/07, $45.00                                         965
      104           Forest Laboratories, Inc., 11/17/07, $40.00                                      10,400
       74           Forest Laboratories, Inc., 11/17/07, $45.00                                       1,850
      149           Pharmion Corp., 10/20/07, $45.00                                                 41,720
       74           Pharmion Corp., 10/20/07, $50.00                                                  5,920

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

              Purchased Options - (continued)

                 Call Options - (continued)

                 United States - (continued)

                 Medical - Drugs - (continued)
      138           Zymogenetics, Inc., 10/20/07, $12.50                                    $        11,730
       56           Zymogenetics, Inc., 10/20/07, $15.00                                                280
       82           Zymogenetics, Inc., 11/17/07, $12.50                                              9,840
       75           Zymogenetics, Inc., 11/17/07, $15.00                                              2,250
                                                                                            _______________

                                                                                                    159,860
                                                                                            _______________

                 Networking Products - 0.34%
      374           Cisco Systems, Inc., 10/20/07, $27.50                                           211,310
                                                                                            _______________

                 Super-Regional Banks - U.S. - 0.09%
       30           PNC Financial Services Group, Inc., 01/19/08, $50.00                             54,600
                                                                                            _______________

                 Therapeutics - 0.12%
       25           Altus Pharmaceuticals, Inc., 10/20/07, $10.00                                     2,125
       18           Altus Pharmaceuticals, Inc., 10/20/07, $12.50                                       180
       31           Cypress Bioscience, Inc., 10/20/07, $12.50                                        4,340
      247           Cypress Bioscience, Inc., 10/20/07, $15.00                                        4,940
      104           Cypress Bioscience, Inc., 12/22/07, $15.00                                       10,400
       59           Cypress Bioscience, Inc., 12/22/07, $17.50                                        2,360
      112           Gilead Sciences, Inc., 10/20/07, $40.00                                          18,480
       30           Progenics Pharmaceuticals, Inc., 10/20/07, $22.50                                 2,700
      400           Progenics Pharmaceuticals, Inc., 10/20/07, $25.00                                16,000
       71           Progenics Pharmaceuticals, Inc., 10/20/07, $30.00                                   710
       77           Progenics Pharmaceuticals, Inc., 11/17/07, $25.00                                 6,930
      181           Progenics Pharmaceuticals, Inc., 11/17/07, $30.00                                 2,715

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

              Purchased Options - (continued)

                 Call Options - (continued)

                 United States - (continued)

                 Therapeutics - (continued)
       45           United Therapeutics Corp., 10/20/07, $70.00                             $         5,175
       38           United Therapeutics Corp., 10/20/07, $75.00                                         570
                                                                                            _______________

                                                                                                     77,625
                                                                                            _______________

                 Web Portals / ISP - 0.74%
       36           Google, Inc., 10/20/07, $450.00                                                 426,240
       84           Yahoo!, Inc., 10/20/07, $22.50                                                   37,800
                                                                                            _______________

                                                                                                    464,040
                                                                                            _______________

                       Total United States Call Options (Cost $1,203,288)                   $     1,254,175
                                                                                            _______________

                 Bermuda - 0.05%

                 Semiconductor Components - Integrated Circuits - 0.05%
       77           Marvell Technology Group, Ltd., 11/17/07 $12.50                                  30,800
                                                                                            _______________

                       Total Bermuda Call Options (Cost $36,421)                            $        30,800
                                                                                            _______________

                 Canada - 0.01%

                 Medical - Drugs - 0.01%
       64           Cardiome Pharma Corp., 10/20/07, $10.00                                           1,600
       22           Cardiome Pharma Corp., 12/22/07, $12.50                                           2,530
                                                                                            _______________

                       Total Canada Call Options (Cost $6,033)                              $         4,130
                                                                                            _______________

                       Total Call Options (Cost $1,245,742)                                 $     1,289,105
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Portfolio Investments - (continued)

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

                 Put Options - 0.66%

                 United States - 0.66%

                 Cable Television - 0.09%
      123           Comcast Corp., 01/19/08 $26.63                                          $        55,350
                                                                                            _______________

                 Finance - Investment Banker / Broker - 0.03%
      303           E*trade Financial Corp., 11/17/07, $12.00                                        16,665
                                                                                            _______________

                 Medical - Biomedical / Genetics - 0.00%
       60           Omrix Biopharmaceuticals, Inc., 10/20/07, $25.00                                    300
                                                                                            _______________

                 Registered Investment Company - 0.53%
      388           PowerShares QQQ, 10/20/07, $44.00                                                 1,552
      350           PowerShares QQQ, 10/20/07, $45.00                                                 2,100
       45           PowerShares QQQ, 10/20/07, $46.00                                                   360
      544           SPDR Trust Series 1, 12/22/07, $145.00                                          132,736
      638           SPDR Trust Series 1, 12/22/07, $148.00                                          197,780
                                                                                            _______________

                                                                                                    334,528
                                                                                            _______________

                 Therapeutics - 0.01%
       37           Medarex, Inc., 11/17/07, $15.00                                                   7,585
                                                                                            _______________

                       Total United States Put Options (Cost $1,116,634)                            414,428
                                                                                            _______________

                       Total Purchased Options (Cost $2,362,376)                            $     1,703,533
                                                                                            _______________

                       Total Investments in Securities (Cost $58,575,244) - 101.13%+        $    63,425,296
                                                                                            _______________

                       Other Assets, Less Liabilities - (1.13%)**                                  (709,901)
                                                                                            _______________

                       Net Assets - 100.00%                                                 $    62,715,395
                                                                                            ===============

(a)  Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased and open written options.

(b)  Security held in connection with an open put or call option contract.

*    Non-income producing security.

**   Includes $6,784,255 invested in a PNC Bank Money Market Account, which is 10.82% of net assets.

ADR  American Depository Receipt

+    Aggregate cost for federal income tax purposes is $59,471,592.

     The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all portfolio investments is as follows:
                 Excess of value over cost                                                  $     8,938,451
                 Excess of cost over value                                                       (4,984,747)
                                                                                            _______________

                                                                                            $     3,953,704
                                                                                            ===============

                  The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                 Schedule of Portfolio Investments - (concluded)

                                                              September 30, 2007
                                                                 Percentage of
                                                                 Net Assets (%)
                                                              __________________

Investments in Securities - By Industry

Advanced Materials / Products ................................       0.89%
Advertising Sales ............................................       3.62%
Agricultural Chemicals .......................................       0.28%
Agricultural Operations ......................................       0.30%
Applications Software ........................................       0.76%
Automobile / Truck Parts & Equipment - Original ..............       0.09%
Automobile / Truck Parts & Equipment - Replacement ...........       0.57%
Building - Heavy Construction ................................       1.13%
Building - Residential / Commercial ..........................       0.00%
Building and Construction Products - Miscellaneous ...........       0.96%
Cable Television .............................................       0.09%
Cellular Telecommunications ..................................       0.32%
Commercial Banks - Eastern U.S. ..............................       0.77%
Commercial Banks - Western U.S. ..............................       0.27%
Commercial Services ..........................................       0.84%
Computer Services ............................................       1.21%
Computers ....................................................       2.06%
Computers - Peripheral Equipment .............................       1.40%
Consulting Services ..........................................       0.77%
Decision Support Software ....................................       0.26%
Diagnostic Equipment .........................................       0.84%
Distribution / Wholesale .....................................       0.05%
Diversified Financial Services ...............................       0.40%
Diversified Minerals .........................................       0.35%
Diversified Operations .......................................       1.01%
Drug Delivery Systems ........................................       1.25%
Electronic Components - Miscellaneous ........................       0.30%
Electronic Components - Semiconductors .......................       5.84%
Energy - Alternate Sources ...................................       0.77%
Engineering / R&D Services ...................................       0.73%
Enterprise Software / Services ...............................       4.38%
Entertainment Software .......................................       1.77%
Fiduciary Banks ..............................................       2.05%
Finance - Auto Loans .........................................       0.35%
Finance - Commercial .........................................       1.11%
Finance - Credit Card ........................................       0.58%
Finance - Investment Banker / Broker .........................       4.25%
Finance - Mortgage Loan / Banker .............................       2.11%
Finance - Other Services .....................................       0.79%
Financial Guarantee Insurance ................................       0.40%
Industrial Audio & Video Production ..........................       0.46%
Internet Application Software ................................       0.49%
Internet Content - Entertainment .............................       1.62%
Internet Incubators ..........................................       0.14%
Internet Infrastructure Software .............................       0.02%
Investment Companies .........................................       1.95%
Investment Management / Advisory Services ....................       0.83%
Life / Health Insurance ......................................       0.97%
Machinery - Construction & Mining ............................       0.07%
Machinery - Farm .............................................       0.17%
Machinery - General Industry .................................       0.20%
Medical - Biomedical / Genetics ..............................       5.94%
Medical - Drugs ..............................................       9.89%
Medical Instruments ..........................................       0.21%
Medical Laser Systems ........................................       1.32%
Multi-Line Insurance .........................................       0.85%
Multi-Media ..................................................       0.54%
Networking Products ..........................................       0.34%
Power Conversion / Supply Equipment ..........................       1.61%
Property / Casualty Insurance ................................       0.89%
Public Thoroughfares .........................................       0.09%
Real Estate Operations / Development .........................       0.32%
Registered Investment Company ................................       0.53%
REITS - Mortgage .............................................       1.78%
Retail - Drug Stores .........................................       0.04%
Retail - Pawn Shops ..........................................       0.44%
S & L / Thrifts - Southern U.S. ..............................       0.61%
Semiconductor Components - Integrated Circuits ...............       1.24%
Semiconductor Equipment ......................................       0.63%
Super-Regional Banks - U.S. ..................................       2.45%
Telecommunication Equipment - Fiber Optics ...................       0.11%
Theaters .....................................................       1.01%
Therapeutics .................................................      12.57%
Web Portals / ISP ............................................       3.30%
Wireless Equipment ...........................................       1.58%
                                                                   _______

Total Investments in Securities ..............................     101.13%
                                                                   =======

   The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                Schedule of Securities Sold, Not Yet Purchased

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

            Securities Sold, Not Yet Purchased - (31.76%)

            U.S. Common Stock - (26.59%)

               Advertising Services - (0.64%)
  7,220           R.H. Donnelley Corp.                                                      $      (404,464)
                                                                                            _______________

               Building Products - Cement / Aggregate - (0.65%)
  3,060           Martin Marietta Materials, Inc.                                                  (408,663)
                                                                                            _______________

               Commercial Banks - Southern U.S. - (0.44%)
  2,800           BB&T Corp.                                                                       (113,092)
  5,500           Regions Financial Corp.                                                          (162,140)
                                                                                            _______________

                                                                                                   (275,232)
                                                                                            _______________

               Commercial Banks - Western U.S. - (0.33%)
  3,840           Cathay General Bancorp                                                           (123,687)
  4,940           UCBH Holdings, Inc.                                                               (86,351)
                                                                                            _______________

                                                                                                   (210,038)
                                                                                            _______________

               Commercial Services - Finance - (0.35%)
  7,740           Jackson Hewitt Tax Service, Inc.                                                 (216,410)
                                                                                            _______________

               Computer Services - (0.53%)
 15,350           Electronic Data Systems Corp.                                                    (335,244)
                                                                                            _______________

               Computers - Memory Devices - (0.49%)
  5,540           SanDisk Corp.                                                                    (305,254)
                                                                                            _______________

               Computers - Peripheral Equipment - (0.01%)
    460           Immersion Corp.                                                                    (7,535)
                                                                                            _______________

               Data Processing / Management - (0.16%)
  2,720           Fair Isaac Corp.                                                                  (98,219)
                                                                                            _______________

               Direct Marketing - (0.39%)
 12,290           Harte-Hanks, Inc.                                                                (241,867)
                                                                                            _______________

               Drug Delivery Systems - (0.01%)
    867           Emisphere Technologies, Inc.                                                       (4,170)
                                                                                            _______________


                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

            U.S. Common Stock - (continued)

               Electronic Components - Miscellaneous - (0.14%)
  3,790           Benchmark Electronics, Inc.                                               $       (90,467)
                                                                                            _______________

               Electronic Components - Semiconductors - (2.96%)
  3,780           Advanced Micro Devices, Inc.                                                      (49,896)
  3,110           AMIS Holdings, Inc.                                                               (30,198)
 12,870           Fairchild Semiconductor International, Inc.                                      (240,412)
 12,340           Intel Corp.                                                                      (319,112)
  6,850           Microchip Technology, Inc.                                                       (248,792)
 42,720           Micron Technology, Inc.                                                          (474,192)
  3,090           SIRF Technology Holdings, Inc.                                                    (65,971)
 17,240           Skyworks Solutions, Inc.                                                         (155,850)
  7,400           Texas Instruments, Inc.                                                          (270,766)
                                                                                            _______________

                                                                                                 (1,855,189)
                                                                                            _______________

               Entertainment Software - (0.48%)
  5,370           Electronic Arts, Inc.                                                            (300,666)
                                                                                            _______________

               Finance - Investment Banker / Broker - (1.27%)
  6,400           JPMorgan Chase & Co.                                                             (293,248)
  3,900           Lehman Brothers Holdings, Inc.                                                   (240,747)
  1,400           Morgan Stanley                                                                    (88,200)
    800           The Goldman Sachs Group, Inc.                                                    (173,392)
                                                                                            _______________

                                                                                                   (795,587)
                                                                                            _______________

               Finance - Mortgage Loan / Banker - (0.26%)
  2,800           Freddie Mac                                                                      (165,228)
                                                                                            _______________

               Financial Guarantee Insurance - (0.27%)
  2,700           AMBAC Financial Group, Inc.                                                      (169,857)
                                                                                            _______________

               Food - Confectionery - (0.30%)
  4,110           Hershey Co.                                                                      (190,745)
                                                                                            _______________

               Human Resources - (0.26%)
  5,400           Robert Half International, Inc.                                                  (161,244)
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

            U.S. Common Stock - (continued)

               Instruments - Scientific - (0.26%)
  2,406           Waters Corp.                                                              $      (161,010)
                                                                                            _______________

               Investment Management / Advisory Services - (0.58%)
  3,400           Eaton Vance Corp.                                                                (135,864)
  1,800           Franklin Resources, Inc.                                                         (229,500)
                                                                                            _______________

                                                                                                   (365,364)
                                                                                            _______________

               Machinery - Pumps - (0.30%)
  4,850           Graco, Inc.                                                                      (189,684)
                                                                                            _______________

               Medical - Biomedical / Genetics - (1.49%)
 11,030           Affymetrix, Inc.                                                                 (279,831)
 11,434           Medivation, Inc.                                                                 (229,252)
  4,173           Myriad Genetics, Inc.                                                            (217,622)
 11,600           Regeneron Pharmaceuticals, Inc.                                                  (206,480)
                                                                                            _______________

                                                                                                   (933,185)
                                                                                            _______________

               Medical - Drugs - (0.16%)
  1,972           Merck & Co., Inc.                                                                (101,933)
                                                                                            _______________

               Medical Instruments - (0.78%)
 10,000           SurModics, Inc.                                                                  (490,100)
                                                                                            _______________

               Medical Products - (1.10%)
  5,552           Stryker Corp.                                                                    (381,756)
  3,781           Zimmer Holdings, Inc.                                                            (306,223)
                                                                                            _______________

                                                                                                   (687,979)
                                                                                            _______________

               Property / Casualty Insurance - (0.24%)
  4,090           First American Corp.                                                             (149,776)
                                                                                            _______________

               Registered Investment Company - (6.74%)
 30,910           Financial Select Sector SPDR                                                   (1,060,831)
  2,500           iShares S&P 500 Index Fund                                                       (382,425)
 11,390           iShares Dow Jones U.S. Real Estate Index Fund                                    (870,993)

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

            U.S. Common Stock - (continued)

               Registered Investment Company - (continued)
  5,800           iShares Dow Jones US Broker Dealers                                       $      (302,006)
 11,890           iShares MSCI South Korea Index Fund                                              (809,234)
 24,680           iShares MSCI Taiwan Index Fund                                                   (414,624)
  2,500           KBW Capital Markets ETF                                                          (164,500)
  5,000           KBW Regional Banking ETF                                                         (220,150)
                                                                                            _______________

                                                                                                 (4,224,763)
                                                                                            _______________

               Rental Auto / Equipment - (0.25%)
  8,790           Rent-A-Center, Inc.                                                              (159,363)
                                                                                            _______________

               Retail - Automobile - (0.33%)
 11,660           AutoNation, Inc.                                                                 (206,615)
                                                                                            _______________

               Retail - Discount - (0.44%)
  4,340           Target Corp.                                                                     (275,894)
                                                                                            _______________

               Semiconductor Components - Integrated Circuits - (0.54%)
  9,650           Linear Technology Corp.                                                          (337,654)
                                                                                            _______________

               Semiconductor Equipment - (0.40%)
    900           KLA Tencor Corp.                                                                  (50,202)
  7,350           Novellus Systems, Inc.                                                           (200,361)
                                                                                            _______________

                                                                                                   (250,563)
                                                                                            _______________

               Super-Regional Banks - U.S. - (1.56%)
  1,200           Comerica, Inc.                                                                    (61,536)
  3,300           Fifth Third Bancorp                                                              (111,804)
  2,400           KeyCorp                                                                           (77,592)
 20,470           Wells Fargo & Co.                                                                (729,141)
                                                                                            _______________

                                                                                                   (980,073)
                                                                                            _______________

               Telecommunication Equipment - (0.12%)
  4,440           Avaya, Inc.                                                                       (75,302)
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

            U.S. Common Stock - (continued)

               Therapeutics - (1.31%)
  4,984           Amylin Pharmaceuticals, Inc.                                              $      (249,200)
 34,188           Dendreon Corp.                                                                   (262,906)
    533           Genta, Inc.                                                                          (715)
  3,941           ImClone Systems, Inc.                                                            (162,921)
  3,500           Medarex, Inc.                                                                     (49,560)
  3,200           NitroMed, Inc.                                                                     (5,696)
  3,340           Theravance, Inc.                                                                  (87,140)
                                                                                            _______________

                                                                                                   (818,138)
                                                                                            _______________

               Web Portals / ISP - (0.05%)
  3,710           Earthlink, Inc.                                                                   (29,383)
                                                                                            _______________

                     Total U.S. Common Stock (Proceeds $16,193,358)                         $   (16,672,858)
                                                                                            _______________

            Bermuda - (0.98%)

               Consulting Services - (0.35%)
  5,440           Accenture, Ltd., Class A                                                         (218,960)
                                                                                            _______________

               Multi-Line Insurance - (0.63%)
  5,000           XL Capital, Ltd., Class A                                                        (396,000)
                                                                                            _______________

                     Total Bermuda Common Stock (Proceeds $621,014)                         $      (614,960)
                                                                                            _______________

            Cayman Island - (0.17%)

               Electronic Components - Miscellaneous - (0.17%)
    870           Garmin, Ltd.                                                                     (103,878)
                                                                                            _______________

                     Total Cayman Island (Proceeds $48,652)                                 $      (103,878)
                                                                                            _______________

            China - (1.31%)

               Direct Marketing - (0.07%)
  2,130           Acorn International, Inc. - Sponsored ADR                                         (44,049)
                                                                                            _______________

               Electric - Generation - (0.30%)
164,117           Datang International Power Generation Co.                                        (188,651)
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

              Semiconductor Components - Integrated Circuits - (0.04%)
  4,070          Semiconductor Manufacturing - Sponsored ADR                                $       (24,379)
                                                                                            _______________
           China - (continued)

                 Telecommunication Equipment - (0.90%)
 160,550         Foxconn International Holdings, Ltd.                                              (440,194)
 23,879          ZTE Corp.                                                                         (125,871)
                                                                                            _______________

                                                                                                   (566,065)
                                                                                            _______________

                    Total China (Proceeds $823,006)                                         $     (823,144)
                                                                                            _______________
           France - (0.16%)

              Telecommunication Equipment - (0.16%)
  9,880          Alcatel Lucent S.A. - Sponsored ADR                                               (100,578)
                                                                                            _______________

                    Total France (Proceeds $100,497)                                        $     (100,578)
                                                                                            _______________
           Hong Kong - (0.56%)

              Diversified Operations - (0.09%)
  5,302          Hutchinson Whampoa, Ltd.                                                           (56,749)
                                                                                            _______________
              Food - Miscellaneous / Diversified - (0.11%)
108,941          China Foods, Ltd.                                                                  (69,274)
                                                                                            _______________
              Publishing - Newspapers - 0.00%
  6,171          South China Morning Post Group, Ltd.                                                (2,065)
                                                                                            _______________
              Real Estate Operations / Development - (0.36%)
 65,277          China Overseas Land & Investment, Ltd.                                            (149,063)
 22,311          China Resources Land, Ltd.                                                         (46,525)
  3,571          Kerry Properties, Ltd.                                                             (27,442)
                                                                                            _______________

                                                                                                   (223,030)
                                                                                            _______________
              Retail - Perfume and Cosmetics - 0.00%
  6,367          SA SA International Holdings, Ltd.                                                  (2,254)
                                                                                            _______________

                    Total Hong Kong (Proceeds $347,023)                                     $      (353,372)
                                                                                            _______________

                  The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                         Schedule of Securities Sold, Not Yet Purchased - (continued)

                                                                                            September 30, 2007
 Shares                                                                                        Market Value
 ______                                                                                     __________________

           Israel - (0.27%)

              Medical Imaging Systems - (0.27%)
  6,117          Given Imaging, Ltd.                                                        $      (168,340)
                                                                                            _______________

                    Total Israel (Proceeds $135,690)                                        $      (168,340)
                                                                                            _______________
           Japan - (0.04%)

              Audio / Video Products - (0.04%)
    460          Sony Corp. - Sponsored ADR                                                         (22,107)
                                                                                            _______________

                    Total Japan (Proceeds $17,253)                                          $       (22,107)
                                                                                            _______________
           South Korea - (0.40%)

              Electronic Components - Miscellaneous - (0.40%)
 10,580          LG Philips LCD Co., Ltd. - Sponsored ADR                                          (253,285)
                                                                                            _______________

                    Total South Korea (Proceeds $243,848)                                   $      (253,285)
                                                                                            _______________
           Switzerland - (0.54%)

              Computers - Peripheral Equipment - (0.51%)
 10,820          Logitech International S.A.                                                       (319,731)
                                                                                            _______________
              Optical Supplies - (0.03%)

    142          Alcon, Inc.                                                                        (20,437)
                                                                                            _______________

                    Total Switzerland (Proceeds $306,976)                                   $      (340,168)
                                                                                            _______________
           Taiwan - (0.74%)

              Electronic Components - Miscellaneous - (0.13%)
  4,960          AU Optronics Corp. - Sponsored ADR                                                 (83,923)
                                                                                            _______________
              Electronic Components - Semiconductors - (0.47%)
 13,030          Silicon Motion Technology Corp. - Sponsored ADR                                   (293,306)
                                                                                            _______________
              Semiconductor Components - Integrated Circuits - (0.14%)
 24,680          United Microelectronics Corp. - Sponsored ADR                                      (88,601)
                                                                                            _______________

                    Total Taiwan (Proceeds $447,544)                                        $      (465,830)
                                                                                            _______________

                    Total Securities Sold, Not Yet Purchased (Proceeds $19,284,861) +       $   (19,918,520)
                                                                                            ===============

+    Aggregate cost for federal income tax purposes is ($18,848,845)
     The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all securities sold, not yet purchased is as follows:
          Excess of value over cost                                                         $       504,916
          Excess of cost over value                                                              (1,574,591)
                                                                                            _______________

                                                                                            $    (1,069,675)
                                                                                            ===============

                  The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

          Schedule of Securities Sold, Not Yet Purchased - (concluded)

                                                              September 30, 2007
                                                                Percentage of
                                                                Net Assets (%)
                                                              __________________

Securities Sold, Not Yet Purchased - By Industry

Advertising Services Total ...................................     (0.64%)
Audio / Video Products Total .................................     (0.04%)
Building Products - Cement / Aggregate Total .................     (0.65%)
Commercial Banks - Southern U.S. Total .......................     (0.44%)
Commercial Banks - Western U.S. Total ........................     (0.33%)
Commercial Services - Finance Total ..........................     (0.35%)
Computer Services Total ......................................     (0.53%)
Computers - Memory Devices Total .............................     (0.49%)
Computers - Peripheral Equipment Total .......................     (0.52%)
Consulting Services Total ....................................     (0.35%)
Data Processing / Management Total ...........................     (0.16%)
Direct Marketing Total .......................................     (0.46%)
Diversified Operations Total .................................     (0.09%)
Drug Delivery Systems Total ..................................     (0.01%)
Electric - Generation Total ..................................     (0.30%)
Electronic Components - Miscellaneous Total ..................     (0.84%)
Electronic Components - Semiconductors Total .................     (3.43%)
Entertainment Software Total .................................     (0.48%)
Finance - Investment Banker / Broker Total ...................     (1.27%)
Finance - Mortgage Loan / Banker Total .......................     (0.26%)
Financial Guarantee Insurance Total. .........................     (0.27%)
Food - Confectionery Total ...................................     (0.30%)
Food - Miscellaneous / Diversified Total .....................     (0.11%)
Human Resources Total ........................................     (0.26%)
Instruments - Scientific Total ...............................     (0.26%)
Investment Management / Advisory Services Total ..............     (0.58%)
Machinery - Pumps Total ......................................     (0.30%)
Medical - Biomedical / Genetics Total ........................     (1.49%)
Medical - Drugs Total ........................................     (0.16%)
Medical Imaging Systems Total ................................     (0.27%)
Medical Instruments Total ....................................     (0.78%)
Medical Products Total .......................................     (1.10%)
Multi-Line Insurance Total ...................................     (0.63%)
Optical Supplies Total .......................................     (0.03%)
Property / Casualty Insurance Total ..........................     (0.24%)
Publishing - Newspapers Total ................................     (0.00%)
Real Estate Operations / Development Total ...................     (0.36%)
Registered Investment Company Total ..........................     (6.74%)
Rental Auto / Equipment Total ................................     (0.25%)
Retail - Perfume and Cosmetics Total .........................     (0.00%)
Retail - Automobile Total ....................................     (0.33%)
Retail - Discount Total ......................................     (0.44%)
Semiconductor Components - Integrated Circuits Total .........     (0.72%)
Semiconductor Equipment Total ................................     (0.40%)
Super-Regional Banks - U.S. Total ............................     (1.56%)
Telecommunication Equipment Total ............................     (1.18%)
Therapeutics Total ...........................................     (1.31%)
Web Portals / ISP Total ......................................     (0.05%)
                                                                  _______

Total Securities Sold, Not Yet Purchased ....................     (31.76%)
                                                                  =======

   The accompanying notes are an integral part of these financial statements.

                                    Advantage Advisers Multi-Sector Fund I

                                          Schedule of Written Options

                                                                                            September 30, 2007
Contracts                                                                                      Market Value
_________                                                                                   __________________

              Written Options - (0.06%)

              Call Options - (0.02%)

                 Fiduciary Banks - (0.01%)
       42           Bank of New York Mellon Corp., 12/22/07, $47.50                         $        (3,990)
       14           State Street Corp., 11/17/07, $70.00                                             (3,430)
                                                                                            _______________

                                                                                                     (7,420)
                                                                                            _______________
                 Medical Laser Systems - (0.01%)
       30           Cutera, Inc., 12/22/07, $30.00                                                   (3,000)
                                                                                            _______________

                       Total Call Options (Premium $10,138)                                 $       (10,420)
                                                                                            _______________
              Put Options - (0.04%)

                 Fiduciary Banks - (0.02%)
       42           Bank of New York Mellon Corp., 12/22/07, $42.50                                  (7,140)
       14           State Street Corp., 11/17/07, $65.00                                             (2,380)
                                                                                            _______________

                                                                                                     (9,520)
                                                                                            _______________
                 Finance - Auto Loans - 0.00%
       28           Americredit Corp., 10/20/07, $17.50                                              (1,960)
                                                                                            _______________
                 Finance - Credit Card - 0.00%
       30           American Express Co., 10/20/07, $55.00                                           (1,050)
                                                                                            _______________
                 Investment Management / Advisory Services - (0.02%)
       21           Legg Mason, Inc., 01/19/08, $85.00                                              (12,180)
                                                                                            _______________

                       Total Put Options (Premium $24,821)                                  $       (24,710)
                                                                                            _______________

                       Total Written Options (Premium $(34,959)                             $       (35,130)
                                                                                            ===============


                                                              September 30, 2007
                                                                Percentage of
                                                                Net Assets (%)
                                                              __________________

Written Options - By Industry

Fiduciary Banks Total ........................................     (0.03%)
Finance - Auto Loans Total ...................................     (0.00%)
Finance - Credit Card Total ..................................     (0.00%)
Investment Management / Advisory Services Total...............     (0.02%)
Medical Laser Systems Total  .................................     (0.01%)
                                                                   ______

Total Written Options ........................................      (0.06%)
                                                                   ======


   The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                                     Schedule of Swap Contracts

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Application Software - (0.13%)

$  2,027,349       10/23/2008     Tom Tom NV                                                                            (80,867)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 07/25/2007 to receive the total return of the shares of Tom Tom NV in exchange for an amount to be paid monthly to the LIBOR rate plus 0.050%.

                 Audio / Video Products - (0.01%)

    (227,538)        1/8/2010     Matsushita Electric Industrial Co., Ltd.                                               (4,697)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 02/02/2007 to deliver the total return of the shares of Matsushita Electric Industrial Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate less 0.40%.

                 Building - Heavy Construction - 0.02%

     249,738        5/20/2009     YTL Corp. BHD                                                                          14,229
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 05/18/2007 to receive the total return of the shares of YTL Corp. BHD in exchange for an amount to be paid monthly to the LIBOR rate plus .45%.

                 Building - Heavy Construction - Miscellaneous - (0.07%)

     587,517        4/24/2008     GS Engineering & Construction Corp.                                                   (42,748)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 02/26/2007 to receive the total return of the shares of GS Engineering & Construction Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Chemicals - Other - 0.02%

     113,827        4/24/2008     China Synthetic Rubber Corp.                                                           13,982
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 04/25/2007 to receive the total return of the shares of China Synthetic Rubber Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Computers - 0.02%

$    (51,706)       4/24/2008     Acer, Inc.                                                                             (1,411)

                                  Agreement with Morgan Stanley, dated 05/10/2007 to deliver the total return of the shares of Acer, Inc. in exchange for an amount to be paid monthly to the LIBOR rate less 3.50%.

     195,818        4/24/2008     Mitac International Corp.                                                              10,019

                                  Agreement with Morgan Stanley, dated 09/07/2007 to receive the total return of the shares of Mitac International Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.
                                                                                                                  _____________

                                                                                                                          8,608
                                                                                                                  _____________
                 Computers - Integrated Systems - (0.01%)

    (200,931)        1/8/2010     Fujitsu, Ltd.                                                                         (10,044)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 02/01/2007 to deliver the total return of the shares of Fujitsu, Ltd. in exchange for an amount to be paid monthly to the LIBOR rate less 0.40%.

                 Diversified Minerals - 0.03%

     416,546         1/8/2010     Dowa Holdings Co., Ltd.                                                                17,221
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 06/04/2007 to receive the total return of the shares of Dowa Holdings Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Diversified Operations - 0.03%

      81,364        5/20/2009     Lion Diversified Holdings BHD                                                           7,520

                                  Agreement with Morgan Stanley, dated 06/13/2007 to receive the total return of the shares of Lion Diversified Holdings BHD in exchange for an amount to be paid monthly to the LIBOR rate plus .45%.

      25,243        4/24/2008     On*Media Corp.                                                                         (1,203)

                                  Agreement with Morgan Stanley, dated 02/14/2007 to receive the total return of the shares of On*Media Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Diversified Operations - (continued)

$    121,990        5/20/2009     UEM World BHD                                                                          13,560

                                  Agreement with Morgan Stanley, dated 05/18/2007 to receive the total return of the shares of UEM World BHD in exchange for an amount to be paid monthly to the LIBOR rate plus .45%.
                                                                                                                  _____________

                                                                                                                         19,877
                                                                                                                  _____________
                 E-Commerce / Products - (0.05%)

     649,315        4/24/2008     Daum Communications Corp.                                                             (30,212)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 07/13/2006 to receive the total return of the shares of Daum Communications Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 E-Commerce / Services - 0.03%

     174,936        4/24/2008     eSang Networks Co., Ltd.                                                               15,136
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 09/22/2006 to receive the total return of the shares of eSang Networks Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Electric Products - Miscellaneous - (0.05%)

     (67,465)       4/24/2008     LG electronics, Inc.                                                                   (4,444)

                                  Agreement with Morgan Stanley, dated 02/01/2007 to deliver the total return of the shares of LG electronics, Inc. in exchange for an amount to be paid monthly to the LIBOR rate less 1.50%.

    (309,505)        1/8/2010     Toshiba Corp.                                                                         (26,294)

                                  Agreement with Morgan Stanley, dated 01/05/2007 to deliver the total return of the shares of Toshiba Corp. in exchange for an amount to be paid monthly to the LIBOR rate less 0.40%.
                                                                                                                  _____________

                                                                                                                        (30,738)
                                                                                                                  _____________

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Electronic Components - Miscellaneous - (0.04%)

$   (194,606)       4/24/2008     Asustek Computer, Inc.                                                                 (2,427)

                                  Agreement with Morgan Stanley, dated 03/23/2007 to deliver the total return of the shares of Asustek Computer, Inc. in exchange for an amount to be paid monthly to the LIBOR rate less 3.50%.

      65,989        4/24/2008     I-Chiun Precision Industry Co.                                                          2,766

                                  Agreement with Morgan Stanley, dated 03/26/2007 to receive the total return of the shares of I-Chiun Precision Industry Co. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

     389,183        4/24/2008     Seoul Semiconductor Co., Ltd.                                                         (23,672)

                                  Agreement with Morgan Stanley, dated 03/22/2007 to receive the total return of the shares of Seoul Semiconductor Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.
                                                                                                                  _____________

                                                                                                                        (23,333)
                                                                                                                  _____________

                 Electronic Components - Semiconductors - (0.14%)

     200,817        4/24/2008     Arima Optoelectronics Corp.                                                            12,788

                                  Agreement with Morgan Stanley, dated 07/23/2007 to receive the total return of the shares of Arima Optoelectronics Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

    (433,803)        1/8/2010     Elpida Memory, Inc.                                                                   (49,041)

                                  Agreement with Morgan Stanley, dated 01/05/2007 to deliver the total return of the shares of Elpida Memory, Inc. in exchange for an amount to be paid monthly to the LIBOR rate less 0.81%.

    (807,601)       4/24/2008     Hynix Semiconductor, Inc.                                                             (63,305)

                                  Agreement with Morgan Stanley, dated 10/26/2006 to deliver the total return of the shares of Hynix Semiconductor, Inc. in exchange for an amount to be paid monthly to the LIBOR rate less 2.54%.

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Electronic Components - Semiconductors - (continued)

$    101,903        4/24/2008     MediTek, Inc.                                                                           3,653

                                  Agreement with Morgan Stanley, dated 05/05/2006 to receive the total return of the shares of MediTek, Inc. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

     106,750        4/24/2008     Opto Technology Corp.                                                                   8,922

                                  Agreement with Morgan Stanley, dated 03/29/2007 to receive the total return of the shares of Opto Technology Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.
                                                                                                                  _____________

                                                                                                                        (86,983)
                                                                                                                  _____________
                 Engines - Internal Combustion - 0.02%

     334,594        4/24/2008     Hyunjin Material Co., Ltd.                                                             13,516
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 06/18/2007 to receive the total return of the shares of Hyunjin Material Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Entertainment Software - 0.02%

     550,835         1/8/2010     Capcom Co., Ltd.                                                                       11,109

                                  Agreement with Morgan Stanley, dated 06/13/2007 to receive the total return of the shares of Capcom Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

      40,874        4/24/2008     International Games System Co., Ltd.                                                    1,135

                                  Agreement with Morgan Stanley, dated 06/14/2007 to receive the total return of the shares of International Games System Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.
                                                                                                                  _____________

                                                                                                                         12,244
                                                                                                                  _____________

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Environmental Consulting & Engineering - 0.00%

$     11,292        4/24/2008     China Ecotek Corp.                                                                        902
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 04/06/2007 to receive the total return of the shares of China Ecotek Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                  Finance - Investment Banker / Broker - 0.03%

     530,758        4/24/2008     Mirae Assets Securities Co., Ltd.                                                      16,965
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 05/31/2007 to receive the total return of the shares of Mirae Assets Securities Co., Ltd. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                  Finance - Other Services - 0.03%

     444,725        5/20/2009     Bursa Malasya BHD                                                                      20,310
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 04/06/2007 to receive the total return of the shares of Bursa Malasya BHD in exchange for an amount to be paid monthly to the LIBOR rate plus .45%.

                  Metal Processors & Fabrication - 0.08%

     618,770       10/23/2008     Advanced Metallurgical Group NV                                                        51,626
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 07/11/2007 to receive the total return of the shares of Advanced Metallurgical Group NV in exchange for an amount to be paid monthly to the LIBOR rate plus 0.48%.

                  Motion Pictures & Services - (0.01%)

     255,087        4/24/2008     CJ Internet Corp.                                                                      (6,164)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 07/25/2007 to receive the total return of the shares of CJ Internet Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                             The accompanying notes are an integral part of these financial statements.


                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Public Thoroughfares - 0.04%

$    420,986        9/15/2008     Companhia de Concessoes Rodoviarias                                                   23,633
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 09/10/2007 to receive the total return of the shares of Companhia de Concessoes Rodoviarias in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Semiconductor Components - Intergrated Circuits - 0.02%

    (254,387)       10/23/2008    CSR PLC                                                                               (30,054)

                                  Agreement with Morgan Stanley, dated 10/18/2006 to deliver the total return of the shares of CSR PLC in exchange for an amount to be paid monthly to the LIBOR rate less 0.42%.

     296,203        4/24/2008     Richtek Technology Corp.                                                               44,015

                                  Agreement with Morgan Stanley, dated 10/30/2006 to receive the total return of the shares of Richtek Technology Corp. in exchange for an amount to be
                                  paid monthly to the LIBOR rate plus 0.45%.                                      _____________

                                                                                                                         13,961
                                                                                                                  _____________

                 Semiconductor Equipment - 0.03%

     180,814        4/24/2008     MJC Probe, Inc.                                                                        18,519
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 02/26/2007 to receive the total return of the shares of MJC Probe, Inc. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Television - 0.00%

     (55,002)       1/8/2010      Nippon Television Network Corp.                                                        (1,554)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 08/06/2007 to deliver the total return of the shares of Nippon Television Network Corp. in exchange for an amount to be paid monthly to the LIBOR rate less 0.40%.

                             The accompanying notes are an integral part of these financial statements.

                                               Advantage Advisers Multi-Sector Fund I

                                              Schedule of Swap Contracts - (continued)

                                                                                                                  September 30, 2007
     Net                                                                                                              Unrealized
  Notional         Maturity                                                                                          Appreciation/
   Amount            Date                                                                                           (Depreciation)
____________     ____________                                                                                     __________________

                 Schedule of Swap Contracts - (0.07%)

                 Travel Services - 0.02%

$    239,909        4/24/2008     Hana Tour Service, Inc.                                                                12,416
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 03/28/2007 to receive the total return of the shares of Hana Tour Service, Inc. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.

                 Web Portals / ISP - 0.00%

     545,543        4/24/2008     NHN Corp.                                                                              (2,368)
                                                                                                                  _____________

                                  Agreement with Morgan Stanley, dated 06/30/2006 to receive the total return of the shares of NHN Corp. in exchange for an amount to be paid monthly to the LIBOR rate plus 0.45%.
                                                                                                                  _____________

                 Total Swap Contracts                                                                             $     (46,563)
                                                                                                                  =============

                                           September 30, 2007
                                              Percentage of
                                              Net Assets (%)
                                           __________________

Swap Contracts - By Industry

Applications Software ...........................(0.13%)
Audio / Video Products ..........................(0.01%)
Building - Heavy Construction ....................0.02%
Building and Construction - Miscellaneous  ......(0.07%)
Chemicals - Other ................................0.02%
Computers ........................................0.02%
Computers - Integrated Systems ..................(0.01%)
Diversified Minerals .............................0.03%
Diversified Operations ...........................0.03%
E-Commerce / Products ...........................(0.05%)
E-Commerce / Services ............................0.03%
Electric Products - Miscellaneous ...............(0.05%)
Electronic Components - Miscellaneous ...........(0.04%)
Electronic Components - Semiconductors ..........(0.14%)
Engines - Internal Combustion ....................0.02%
Entertainment Software ...........................0.02%
Environmental Consulting & Engineering ...........0.00%
Finance - Investment Banker / Broker .............0.03%
Finance - Other Services .........................0.03%
Metal Processors & Fabrication ...................0.08%
Motion Pictures & Services ......................(0.01%)
Public Thoroughfares .............................0.04%
Semiconductor Components - Integrated Circuits ...0.02%
Semiconductor Equipment ..........................0.03%
Television ......................................(0.00%)
Travel Services ..................................0.02%
Web Portals / ISP ...............................(0.00%)
                                                 ______

Total Swap Contracts ............................(0.07%)
                                                 ======


   The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                            Supplemental Information

                                   (Unaudited)
I.   Proxy Voting

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

II.  Repurchase of Units

     At the end of each quarter, the Fund will repurchase at least 5% of the number of shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due. The Fund has adopted the following fundamental policies with respect to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

     o Every three months, the Fund will make periodic share repurchase offers each calendar quarter (in March, June, September, December), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.

     o The repurchase request due dates will be the Wednesday immediately preceding the third Friday of the last month of each calendar quarter (or the prior business day if that day is a New York Stock Exchange holiday).

     o There will be a maximum 14-day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

III. Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and (iii) the Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IV. Dividends

     During the fiscal year ending September 30, 2007, the tax character of dividends paid by the Fund was $2,880,071 ordinary income and $4,762,003 long-term gains. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

                     Advantage Advisers Multi-Sector Fund I

                     Supplemental Information - (concluded)

                                   (Unaudited)

For the fiscal year ended September 30, 2007, certain dividends paid by the Fund may qualify for the corporate dividends received deduction. Of the ordinary income distributions paid during the fiscal year, 12.49% qualify for the corporate dividends received deduction.

For the fiscal year ended September 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Of the ordinary income distributions paid during the fiscal year, 11.95% qualify for the 15% tax rate.

                     Advantage Advisers Multi-Sector Fund I

                                 Fund Management

                                   (Unaudited)


Information pertaining to the Trustees is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

Independent Trustees

                                                                                                                         Number of
                                                                                                                       Portfolios in
                              Term of Office                                                                           Fund Complex
Name, Age, Address and         and Length of                 Principal Occupation(s) During Past 5 Years                Overseen by
Position(s) with the Fund       Time Served               Other Trusteeships/Directorships Held by Trustee               Trustees
_________________________   __________________   __________________________________________________________________   _____________

Luis Rubio, 52                  Indefinite;      President of Centro de Investigacion Para el Desarrollo, A.C.              8
c/o Oppenheimer Asset              Since         (Center of Research Development) (2000 to present) and Director
Management Inc.                  May 2003        of same 1984 - 2000); Adjunct Fellow of the Center for Strategic
200 Park Avenue                                  and International Studies; Director of The Asia Tigers Fund, Inc.
New York, NY 10166                               and The India Fund, Inc.; Manager of Advantage Advisers Augusta
Trustee                                          Fund, L.L.C., Advantage Advisers Catalyst International, Ltd.,
                                                 Advantage Advisers Technology Partners, L.L.C., Advantage
                                                 Advisers Technology International, Ltd., Advantage Advisers
                                                 Whistler Fund, L.L.C., Advantage Advisers Whistler International,
                                                 Ltd. and Advantage A dvisers Xanthus Fund, L.L.C., which are affiliates. Director of Empresas Ica SA de CV, a Mexican
                                                 construction company (since 2006).

Janet L. Schinderman, 56        Indefinite;      Associate Dean for Special Projects and Secretary to the Board of          4
c/o Oppenheimer Asset              Since         Overseers at Columbia Business School from 1990 until June 2006;
Management Inc.                  May 2003        Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
200 Park Avenue                                  Advisers Whistler Fund, L.L.C., and Advantage Advisers Xanthus
New York, NY 10166                               Fund L.L.C., which are affiliates.
Trustee

Lawrence Becker, 52             Indefinite;      Private investor in real estate investment management concerns.            4
c/o Oppenheimer Asset              Since         From February 2000 through June 2003, he was V.P.-Controller/
Management Inc.                October 2003      Treasurer for National Financial Partners, which specializes in
200 Park Avenue                                  financial services distribution. Prior to that, Mr. Becker was a
New York, NY 10166                               Managing Director-Controller/Treasurer of Oppenheimer Capital and
Trustee                                          its Quest for Value Funds. (Oppenheimer Capital is not affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed
                                                 CPA. He serves as the treasurer of The France Growth Fund, Inc.;
                                                 Director of the Asia Tigers Fund, Inc. and The India Fund Inc.;
                                                 Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
                                                 Advisers Whistler Fund, L.L.C., and Advantage Advisers Xanthus
                                                 Fund, L.L.C., which are affiliates.


                                               Advantage Advisers Multi-Sector Fund I

                                                    Fund Management - (continued)

                                                             (Unaudited)

Independent Trustees (continued)

                                                                                                                         Number of
                                                                                                                       Portfolios in
                              Term of Office                                                                           Fund Complex
Name, Age, Address and         and Length of                 Principal Occupation(s) During Past 5 Years                Overseen by
Position(s) with the Fund       Time Served               Other Trusteeships/Directorships Held by Trustee               Trustees
_________________________   __________________   __________________________________________________________________   _____________

James E. Buck, 71           Indefinite; Since    Retired: Senior Vice President and Corporate Secretary of the New          4
c/o Oppenheimer Asset           July 2006        York Stock Exchange, Inc. (the "Exchange") and the subsidiaries
Management Inc.                                  of the Exchange including the NYSE Foundation. Mr. Buck is a
200 Park Avenue                                  Director of Advantage Advisers Augusta Fund, L.L.C., Manager of
New York, NY 10116                               Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers
Manager                                          Xanthus Fund, L.L.C., which are affiliates.

Jesse H. Ausubel, 56        Indefinite; Since    Director, Program for the Human Environment and Senior Research            4
c/o Oppenheimer Asset           July 2006        Associate, The Rockefeller University (1993 to present);
Management Inc.                                  Director, Richard Lounshery Foundation (1998 to present); Program
200 Park Avenue                                  Director, Alfred P. Sloan Foundation (1994 to present); Adjunct
New York, NY 10116                               Scientist, Woods Hole Oceanographic Institution (1990 to
Manager                                          present). Mr. Ausubel is a Director of Advantage Advisers Augusta
                                                 Fund, L.L.C., Manager of Advantage Advisers Whistler Fund,
                                                 L.L.C., and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.

Interested Trustee

                                                                                                                        Number of
                                                                                                                      Portfolios in
                              Term of Office/                                                                         Fund Complex
Name, Age, Address and          Length Time                  Principal Occupation(s) During Past 5 Years               Overseen by
Position(s) with the Fund         Served                         Other Directorships Held by Trustee                    Trustees
_________________________   __________________   __________________________________________________________________   _____________

Bryan McKigney, *49,            Indefinite;      Mr. McKigney is a Managing Director and the Chief Administrative           4
c/o Oppenheimer Asset          Trustee since     Officer of Oppenheimer Asset Management Inc. He has been in the
Management Inc.              December 1, 2004;   financial services industry since 1981 and has held various
200 Park Avenue                President and     management positions at Canadian Imperial Bank of Commerce (1993
New York, NY 10166               CEO since       - 2003) and the Chase Manhattan Bank N.A. (1981 - 1993). He
Trustee, President, CEO     September 23, 2004   serves as Manager of Advantage Advisers Augusta Fund, L.L.C.,
                                                 Advantage Advisers Multi-Sector Fund I, Advantage Advisers
                                                 Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund,
                                                 L.L.C., which are affiliates.



                     Advantage Advisers Multi-Sector Fund I

                                   (Unaudited)

Fund Officers

     In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Fund:


                               Term of Office
Name, Address,(1) Age and       And Length of                               Principal Occupation(s)
Position(s) with the Fund        Time Served                                  During Past 5 Years
_________________________    ___________________    ______________________________________________________________________

Vineet Bhalla, 47,                One year;         Mr. Bhalla has been a Senior Vice President at Oppenheimer Asset
Chief Financial Officer             Since           Management since May 2005. From July 2002 to May 2005, he was an
                               July 27, 2005.       Assistant Vice President at Zurich Capital Markets Inc., a Director of
                                                    the Client Service Group at GlobeOp Financial Services, and a Senior
                                                    Consultant at Capital Markets Company. Prior to that, he was a Vice
                                                    President at Blackrock Financial Management since June 1999. Mr.
                                                    Bhalla is a Certified Public Accountant. He graduated with an MBA from
                                                    Saint Mary's University, Halifax, Canada in 1986.

Stephen C. Beach, 54,            One year;          Since February 2005, Mr. Beach has been the Chief Compliance Officer
Chief Compliance Officer           Since            for Oppenheimer Asset Management. Prior to that, he had his own law
                              March 18, 2005.       firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an LL.M. in
                                                    Taxation at Temple University School of Law during the period 1999 -
                                                    2001.

Deborah Kaback, 56                One year;         Ms. Kaback has been a Senior Vice President at Oppenheimer Asset
Chief Legal Officer and             Since           Management since June 2003. She was Executive Director of CIBC World
Vice President                 July 23, 2003        Markets Corp. from July 2001 through June 2003. Prior to that, she was
                                                    Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from
                                                    November 1999 through July 2001. Prior to that, she was Senior Vice
                                                    President and Deputy General Counsel at Oppenheimer Capital from April
                                                    1989 through November 1999.

                                          Advantage Advisers Multi-Sector Fund I

                                               Fund Management - (continued)

                                                        (Unaudited)

                               Term of Office
Name, Address,(1) Age and       And Length of                               Principal Occupation(s)
Position(s) with the Fund        Time Served                                  During Past 5 Years
_________________________    ___________________    ______________________________________________________________________

Bryan McKigney, 49,           One year term for     Mr. McKigney is a Managing Director and the Chief Administrative
c/o Oppenheimer Asset           President and       Officer of Oppenheimer Asset Management Inc. He has been in the
Management Inc.                  CEO; since         financial services industry since 1981 and has held various management
200 Park Avenue              September 23, 2004.    positions at Canadian Imperial Bank of Commerce (1993 - 2003) and the
New York, NY 10166           Indefinite term for    Chase Manhattan Bank N.A. (1981 - 1993). He serves as Manager of
President, CEO, and            Trustee; since       Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers
Trustee                       December 1, 2004;     Multi-Sector Fund I, Advantage Advisers Whistler Fund, L.L.C., and
                                                    Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.

*    "Interested Person" of the Fund as defined in the 40 Act. Mr. McKigney is an interested person due to his position as
     President and Chief Executive Officer of the Fund and as a Managing Director and the Chief Administrative Officer of
     Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Investment Adviser.

(1)  The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York
     10166.

(2)  Officers are not compensated by the Fund.

                                   [ADVANTAGE ADVISERS MULTI-SECTOR FUND I LOGO]



                                                               Annual
                                                        Financial Statements
                                                         For the Year Ended
                                                         September 30, 2007



These financial statements are intended
only for the information of shareholders or those who have received the prospectus for shares of Advantage
Advisers Multi-Sector Fund I which
contains information about the sales
charges, fees and other costs.



        Principal Distributor:
        Oppenheimer & Co. Inc.
            200 Park Avenue
              24th Floor
          New York, NY 10166


Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Lawrence Becker, and that Mr. Becker is "independent." Lawrence Becker was elected as a non-interested trustee and Chairman of the Audit Committee at a meeting of the board of trustees held on October 29, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees
__________

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $151,673 for 2006 and $162,300 for 2007. Such audit fees include fees associated with the annual audits and fees for providing a report on form N-SAR.

Audit-Related Fees
__________________

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2006 and $5,000 for 2007. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees
________

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 for 2006 and $20,000 for 2007. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees
______________

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                        (b)     100%

                        (c)     100%

                        (d)     0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $343,769 for 2006 and $497,436 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Proxy Voting Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When KBWAM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. In fulfilling its obligations to its clients, KBWAM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide KBWAM with a statement of proxy voting policy. In these situations, KBWAM will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of KBWAM. KBWAM has delegated the duties with respect to voting proxies to the Proxy Manager. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client that has delegated proxy voting responsibility to KBWAM. The Proxy Manager will process proxy votes on behalf of clients that have properly delegated such responsibility.

HOW KBWAM VOTES PROXIES

FIDUCIARY CONSIDERATIONS: All proxies received by KBWAM will be voted based upon KBWAM's instructions and/or policies. As a matter of policy, the officers, directors and employees of KBWAM will not be influenced by outside sources whose interests conflict with the interests of clients.

CONFLICTS OF INTEREST: All conflicts of interest will be resolved in the interests of the clients. KBWAM is an affiliate of KBW, a full service broker-dealer and makes its best efforts to avoid conflicts of interest. KBWAM does not consult with, or keep track of the business relations or affiliations of its parent company. KBWAM does not communicate to its parent company any issues regarding proxy voting. In situations where KBWAM perceives a material conflict of interest, KBWAM will disclose the conflict to the relevant clients. All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS: One of the primary factors KBWAM considers when determining the desirability of investing in a particular company is the quality and depth of that company's management.Accordingly, the recommendation of management on any issue is a factor which KBWAM considers in determining how proxies should be voted. However, KBWAM does not consider recommendations from management to be determinative of KBWAM's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and KBWAM will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

PROXY MANAGER: The Proxy Manager may designate one or more employees of KBWAM (each a "designated employee") to review each proxy received by KBWAM. The Proxies will be reviewed upon receipt as well as any agendas, materials and recommendations. KBWAM has retained the services of ADP-Proxy Edge to provide a proxy voting system that will ensure timely and accurate electronic delivery of shareholder meeting notifications and ballots and organization of upcoming meetings scheduled for companies whose securities are held by KBWAM's clients.

GENERAL PROXY VOTING GUIDELINES

KBWAM has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can KBWAM anticipate all future situations.

DISCLOSURE TO CLIENTS

KBWAM shall, on an annual basis, provide clients with a concise summary of KBWAM's proxy voting process, and upon request, to provide clients with a copy of these Proxy Voting Policies and Procedures, and state how they can obtain information from KBWAM regarding how their securities were voted.

KBWAM'S PROXY VOTING POLICIES AND PROCEDURES

The following guidelines reflect what KBWAM believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. KBWAM supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. KBWAM will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. KBWAM will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, KBWAM will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. KBWAM evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

Ratification of Auditors. KBWAM will examine the role and performance of auditors. On a case-by-case basis, KBWAM will examine proposals relating to non-audit relationships and non-audit fees. KBWAM will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. KBWAM evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. KBWAM will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. KBWAM will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although KBWAM will generally oppose "golden parachutes" that are considered excessive. KBWAM will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. KBWAM will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

Anti-Takeover Mechanisms and Related Issues. KBWAM generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, KBWAM may vote with management when the proposal is not onerous and would not harm Clients' interests as stockholders. KBWAM generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. KBWAM will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. KBWAM will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, KBWAM generally opposes any supermajority voting requirements as well as the payment of "greenmail." KBWAM usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure. KBWAM realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. KBWAM will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. KBWAM will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. KBWAM will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. KBWAM will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to review by the Proxy Manager to determine whether they would be beneficial to shareholders. KBWAM will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues. As a fiduciary, KBWAM is primarily concerned about the financial interests of its Clients. KBWAM will generally give management discretion with regard to social, environmental and ethical issues although KBWAM may vote in favor of those issues that are believed to have significant economic benefits or implications.

PROXY PROCEDURES

The Proxy Manager is fully aware of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, KBWAM understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, KBWAM will attempt to process every vote it receives for all proxies. However, there may be situations in which KBWAM cannot vote proxies. (i.e., if the cost of voting a proxy outweighs the benefit of voting, the Proxy Manager may refrain from processing that vote.) Additionally, the Proxy Manager may not be given enough time to process the vote. (i.e., the Proxy Manager receives a meeting notice too late.) In addition, if KBWAM has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although KBWAM may hold shares on a company's record date, should it sell them prior to the company's meeting date, KBWAM ultimately may decide not to vote those shares.

KBWAM may vote against an agenda item where no further information is provided. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, KBWAM may vote against the item to send a message to the company that if it had provided additional information, KBWAM may have voted in favor of that item. KBWAM may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where KBWAM is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out KBWAM's proxy policy: All proxy materials received will be reviewed immediately by the Proxy Manager or designated employee. The Proxy Manager or designated employee will compile information on each proxy upon receipt of any agendas, materials, reports or other information. In determining how to vote, the Proxy Manager will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company. The Proxy Manager is responsible for maintaining the documentation that supports KBWAM's voting position, especially as to non-routine, materially significant or controversial matters. Such documentation may include comments recorded on the proxy voting system describing the position it has taken, why that position is in the best interest of its Clients, an indication of whether it supported or did not support management and any other relevant information. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Manager may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including the review for any conflict of interest. The Proxy Manager prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Manager sends one copy to the client, and retains a copy in the client's file. While many Clients prefer quarterly or annual reports, the Proxy Manager will provide reports for any timeframe requested by a client.

The Proxy Manager is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Manager has retained ADP-Proxy Edge to support this function. All records will be retained for at least five years. Clients may request copies of their proxy voting records by calling the Proxy Manager at 1-212-887-2019, or by sending a written request to: KBW Asset Management, Inc.; 787 Seventh Avenue, 6th Floor, N.Y., N.Y. 10019. Attention: Proxy Manager. Clients may request additional copies by calling the number above. In addition, the Compliance Officer is responsible for ensuring that the proxy voting policies, procedures and records of KBWAM are available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

            Kilkenny Capital Management, L.L.C. Proxy Voting Policy

                                  PROXY VOTING

     The Firm instructs each custodian for a Client Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Client Account. The Firm reviews the securities held in its Client Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm marks each proxy solicitation with the date it is received by the Firm.

     After carefully considering all proxy solicitation materials and other available facts, the Firm votes all proxies on behalf of Client Accounts, except when it abstains from voting, as described below. The Proxy Control Officer makes all voting decisions on behalf of a Client Account based solely on the Proxy Control Officer's determination of the best interests of that Client Account. The Proxy Control Officer consults with the Compliance Officer, however, before making any voting decision involving issues that the Proxy Control Officer believes are unusual or controversial. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

     The Proxy Control Officer or the Compliance Officer may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

     A. Company Information.
        ___________________

     If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Client Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

     B. Proxy Voting Policies.
        _____________________

     1. The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Client Account whose proxy is solicited because, on balance, the following factors predominate:

               a. The proposal would have a positive economic effect on shareholder value;

               b. The proposal would pose no threat to existing rights of shareholders;

               c. The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

               d. The proposal would not limit or impair the accountability of management and the board of directors to shareholders.

     2. The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

               a. The proposal would have an adverse economic effect on shareholder value;

               b. The proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

               c. The proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

               d. The proposal would limit or impair accountability of management or the board of directors to shareholders; or

               e. The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

     3. The Firm abstains from voting proxies when it believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

     C. Conflicts of Interest.
        _____________________

     Due to the size and nature of the Firm's operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VI.B. The Firm will not place its own interests ahead of the interests of its Client Accounts in voting proxies.

     If the Firm determines that the proxy voting policies in Part VI.B do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in Part VI.B), and request that the Client Account consent to the Firm's intended response. If the Client Account consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

     D. Shareholder Proposals by the Firm.
        _________________________________

     The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund's governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Client Account only at the request of the Client Account or with that Client Account's prior written consent. The Firm will vote any shares in a Client Account on behalf of a proposal submitted by the Firm in accordance with Part VI.B, unless otherwise directed by the Client Account.

     E. Disclosure to Clients.
        _____________________

     The Firm includes in Part II of its Form ADV (1) a description of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of this Part VI and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

     F. Records.
        _______

     See Part VII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.

                         Alkeon Capital Management, LLC


                      Proxy Voting Policies and Procedures


                            As of September 30, 2006


Alkeon has entered into an agreement with Institutional Shareholder Services ("ISS"), an independent third party, for ISS to provide Alkeon with its research on proxies and to facilitate the electronic voting of proxies. Alkeon has adopted ISS's proxy voting policies in order to ensure that it votes proxies in the best interests of its clients. Alkeon has instructed ISS to vote all proxies in accordance with this policy, unless instructed by Alkeon to vote otherwise.

Alkeon generally votes in favor of routine corporate housekeeping proposals, such as proposals to ratify auditors and reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes. For all other proposals, Alkeon will vote in accordance with the proxy voting guidelines adopted by ISS.

Clients may obtain a copy of the Proxy Procedures and information about how Alkeon voted a client's proxies by contacting Greg Jakubowsky via e-mail at gjakubowsky@alkeoncapital.com or by telephone at (212) 389-8710.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

       Three sub-advisors, KBW Asset Management, Inc. ("KBWAM"), Kilkenny Capital Management, L.L.C. ("Kilkenny") and Alkeon Capital Management, L.L.C. ("Alkeon Capital") each manage a portion of the assets of the Advantage Advisers Multi-Sector Fund I (the "Fund") and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees of the Fund and Advantage Advisers, L.L.C. (the "Investment Adviser") and in accordance with the investment objectives, policies and restrictions of the Fund. The Investment Adviser allocates the Fund's assets available for investment among three separate investment accounts of the Fund (each, a "Separate Investment Account"), which in turn are managed by a respective sub-adviser.

       John Wimsatt is the KBWAM Portfolio Manager who is primarily responsible for management of the banking/financial services Separate Investment Account. Mr. Wimsatt has been the Portfolio Manager of the banking/financial services Separate Investment Account since July 2007. Prior to joining KBWAM, Mr. Wimsatt was a Portfolio Manager and Analyst at Levin Capital Strategies, LP. Before joining Levin, he also held relevant positions at Franklin Mutual Advisors, FBR and Axia Capital Management. He began his investment career at Friedman, Billings, Ramsey Group where he focused on sellside financial services research and portfolio management for internal hedge funds. Mr. Wimsatt holds a B.A. in Finance from Farleigh Dickinson University.

       Michael Walsh serves as the Portfolio Manager of Kilkenny who is primarily responsible for management of the healthcare/biotechnology Separate Investment Account and has served in that capacity since the inception of the Fund. Mr. Walsh began his experience in the securities industry in 1983. He has focused on the healthcare/biotechnology sector since 1986. From August 1983 through July 1985, Mr. Walsh worked as a Corporate Finance Analyst for Drexel Burnham Lambert Incorporated in New York. From August 1987 to June 1990, he worked for Dionex Corporation, a publicly-traded manufacturer of scientific research instruments, as Director of Corporate Development and Biotechnology Marketing Manager. In June 1990, Mr. Walsh founded Biotechnology Business Development, a company which identified new business opportunities in the biomedical technology industry for venture capital firms and start-up companies. From November 1991 through September 1994, Mr. Walsh was a Vice President and Senior Biotechnology Research Analyst with Robertson, Stephens & Company. Mr. Walsh received an A.B. degree, cum laude, in Chemistry from Harvard College in 1983 and an M.B.A., with Distinction, from Harvard Business School in 1987.

       Mr. Takis Sparaggis is Chief Investment Officer of Alkeon Capital and its Portfolio Manager who is primarily responsible for management of the technology Separate Investment Account and has served in that capacity since the Fund's inception. Mr. Sparaggis has managed investments using the same investment strategy that Alkeon Capital uses in managing the Fund's technology Separate Investment Account since July 1996. From 1993 until 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage. From 1995 to December 2001, Mr. Sparaggis was a managing director and senior portfolio manager in the asset management division of CIBC World Markets Corp. Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

       Other Accounts Managed by Portfolio Manager(s) or Management Team Member

       As of September 30, 2007, Mr. Wimsatt is the sole Portfolio Manager for the banking/financial services Separate Investment Account and for the following client accounts other than the Fund:

       ______________________________________________________________________________________________________

                                                                  No. of Accounts       Total Assets in
                                     Total                       where Advisory Fee      Accounts where
                                No. of Accounts                      is Based on      Advisory Fee is Based
        Type of Accounts            Managed       Total Assets       Performance         on Performance
        ________________        _______________   ____________   __________________   _____________________
       ______________________________________________________________________________________________________

       Registered Investment           0               -                 0                     -
       Companies:
       ______________________________________________________________________________________________________

       Other Pooled Investment         2          $104,625,763           2                $104,625,763
       Vehicles:
       ______________________________________________________________________________________________________

       Other Accounts:                 0               -                 0                     -
       ______________________________________________________________________________________________________

       As of September 30, 2007, Mr. Walsh managed or was a member of the management team for the following client accounts other than the Fund:

       ______________________________________________________________________________________________________

                                                                  No. of Accounts       Total Assets in
                                     Total                       where Advisory Fee      Accounts where
                                No. of Accounts                      is Based on      Advisory Fee is Based
        Type of Accounts            Managed       Total Assets       Performance         on Performance
        ________________        _______________   ____________   __________________   _____________________
       ______________________________________________________________________________________________________

       Registered Investment           0               -                 0                     -
       Companies:
       ______________________________________________________________________________________________________

       Other Pooled Investment         4          $142 million           4                $142 million
       Vehicles:
       ______________________________________________________________________________________________________

       Other Accounts:                 0               -                 0                     -
       ______________________________________________________________________________________________________

       As of September 30, 2007, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

       ______________________________________________________________________________________________________

                                                                  No. of Accounts       Total Assets in
                                     Total                       where Advisory Fee      Accounts where
                                No. of Accounts                      is Based on      Advisory Fee is Based
        Type of Accounts            Managed       Total Assets       Performance         on Performance
        ________________        _______________   ____________   __________________   _____________________
       ______________________________________________________________________________________________________

       Registered Investment           1          $685,000,000           1                $685,000,000
       Companies:                                    million                                 million
       ______________________________________________________________________________________________________

       Other Pooled Investment         7          $543,000,000           7                $543,000,000
       Vehicles:                                     million                                 million
       ______________________________________________________________________________________________________

       Other Accounts:                 0               -                 0                     -
       ______________________________________________________________________________________________________

       Potential Conflicts of Interests

       Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

       o Allocation of Limited Time and Attention. Because each Portfolio Manager manages other accounts, each Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

       o Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

       o Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

       o Performance Fees. Each Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because a Portfolio Manager of Sub-Adviser may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

       Mr. Wimsatt's compensation consists of a salary, bonus, employee benefits, profit sharing plan and possibly restricted stock. Total compensation is based upon the performance of the funds.

       Mr. Walsh's compensation consists of a guaranteed payment and a percentage of the overall revenues of Kilkenny, which in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients. Mr. Walsh also participates in a Kilkenny sponsored profit-sharing plan.

       Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon Capital derived by him as its sole principal. The level of Alkeon Capital's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4) Disclosure of Securities Ownership

       As of September 30, 2007, no Portfolio Manager beneficially owned any securities issued by the Fund.

(b)    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Advantage Advisers Multi-Sector Fund I
            _______________________________________________________

By (Signature and Title)*  /s/ Bryan McKigney
                         ______________________________________________
                           Bryan McKigney, Chief Executive Officer
                           (principal executive officer)

Date              December 6, 2007
    _______________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Bryan McKigney
                         ______________________________________________
                           Bryan McKigney, Chief Executive Officer
                           (principal executive officer)

Date              December 6, 2007
    _______________________________________________________________________


By (Signature and Title)*  /s/ Vineet Bhalla
                         ______________________________________________
                           Vineet Bhalla, Principal Financial Officer
                           (principal financial officer)

Date              December 6, 2007
    _______________________________________________________________________


* Print the name and title of each signing officer under his or her signature.